                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement    [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 The Galaxy Fund
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:


(2)  Form, Schedule or Registration Statement No.:


(3)  Filing Party:


(4)  Date Filed:

                                 THE GALAXY FUND

                                  EQUITY FUNDS:
                            GALAXY EQUITY VALUE FUND
                            GALAXY EQUITY GROWTH FUND
                           GALAXY SMALL CAP VALUE FUND
                        GALAXY SMALL COMPANY EQUITY FUND
                        GALAXY INTERNATIONAL EQUITY FUND

                             TAX-EXEMPT BOND FUNDS:
                      GALAXY NEW JERSEY MUNICIPAL BOND FUND
                       GALAXY NEW YORK MUNICIPAL BOND FUND
                     GALAXY RHODE ISLAND MUNICIPAL BOND FUND
                       GALAXY FLORIDA MUNICIPAL BOND FUND
                     GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

                                   BOND FUNDS:
                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
                          GALAXY QUALITY PLUS BOND FUND
                    (FORMERLY, GALAXY HIGH QUALITY BOND FUND)
                           GALAXY CORPORATE BOND FUND

                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

      Each of the Funds of The Galaxy Fund named above (each a "Galaxy Fund" and together, the "Galaxy Funds") will hold a special meeting of shareholders on October 18, 2002, at [2:00 p.m.] (Eastern Time). At this meeting, shareholders of the Galaxy Funds will be asked to vote on the proposed acquisition of their respective funds by certain corresponding portfolios of Liberty-Stein Roe Funds Investment Trust, Liberty Funds Trust V and Liberty Funds Trust III (together, the "Liberty Funds"). Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment adviser to The Galaxy Fund and the Liberty Funds, is separately recommending other fund acquisitions as well. The specific details and reasons for the Galaxy Funds' acquisitions are contained in the enclosed Proxy Statement. Please read it carefully.

      This special meeting will be held at The Galaxy Fund's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.

      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

      If you have any questions regarding the enclosed Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.

      We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Dwight E. Vicks, Jr., Chairman of the Board of Trustees
The Galaxy Fund
August ___, 2002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 18, 2002

                                 THE GALAXY FUND
                            GALAXY EQUITY VALUE FUND
                            GALAXY EQUITY GROWTH FUND
                           GALAXY SMALL CAP VALUE FUND
                        GALAXY SMALL COMPANY EQUITY FUND
                        GALAXY INTERNATIONAL EQUITY FUND
                      GALAXY NEW JERSEY MUNICIPAL BOND FUND
                       GALAXY NEW YORK MUNICIPAL BOND FUND
                     GALAXY RHODE ISLAND MUNICIPAL BOND FUND
                       GALAXY FLORIDA MUNICIPAL BOND FUND
                     GALAXY PENNSYLVANIA MUNICIPAL BOND FUND
                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
                          GALAXY QUALITY PLUS BOND FUND
                    (FORMERLY, GALAXY HIGH QUALITY BOND FUND)
                           GALAXY CORPORATE BOND FUND



      NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the investment portfolios named above (each a "Galaxy Fund" and together, the "Galaxy Funds"), each of which is a separate series of The Galaxy Fund, will be held at [2:00 p.m.] Eastern Time on Friday, October 18, 2002, at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of each of the thirteen Galaxy Funds to, and the assumption of all of the liabilities of each of the thirteen Galaxy Funds by, certain corresponding investment portfolios of Liberty-Stein Roe Funds Investment Trust, Liberty Funds Trust V and Liberty Funds Trust III (each a "Liberty Fund" and together the "Liberty Funds") in exchange for shares of the corresponding Liberty Funds and the distribution of such shares to the shareholders of each of the Galaxy Funds in complete liquidation of each of the Galaxy Funds.

      2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

      Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Trustees,



                                    W. Bruce McConnel, Secretary

August ___, 2002

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS.

                                 PROXY STATEMENT
                                 AUGUST __, 2002

       ACQUISITION OF THE ASSETS AND LIABILITIES OF CERTAIN PORTFOLIOS OF
                                 THE GALAXY FUND

                                 The Galaxy Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-345-6611

                        BY AND IN EXCHANGE FOR SHARES OF
                       CERTAIN CORRESPONDING PORTFOLIOS OF
                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST,
                            LIBERTY FUNDS TRUST V AND
                             LIBERTY FUNDS TRUST III

                    Liberty-Stein Roe Funds Investment Trust
                              Liberty Funds Trust V
                             Liberty Funds Trust III
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ............................................................    3

PROPOSAL - Acquisitions of the Galaxy Funds by Corresponding Liberty Funds .......    5
   The Proposal ..................................................................    5
   Information About the Acquisitions ............................................    5

GENERAL ..........................................................................    12
   Voting Information ............................................................    12

Appendix A - Agreement and Plan of Reorganization ................................    A-1

Appendix B - Fee Tables ..........................................................    B-1

Appendix C - Fund Information ....................................................    C-1

Appendix  D - Information Applicable to Class Z, Class T, Class G, Class A and
              Class B Shares of the Liberty Funds and Trust, Retail A, Retail B,
              Prime A and Prime B Shares of the Galaxy Funds .....................    D-1

      This Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition (each an "Acquisition" and together the "Acquisitions") of thirteen portfolios (each, a "Galaxy Fund" and together the "Galaxy Funds") of The Galaxy Fund by certain corresponding investment portfolios (each, a "Liberty Fund" and together the "Liberty Funds") of Liberty-Stein Roe Funds Investment Trust, Liberty Funds Trust III and Liberty Funds Trust V. The Proposal in this Proxy Statement relates to the Acquisition of each Galaxy Fund by its corresponding Liberty Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of your Galaxy Fund and the related Acquisition occurs, you will become a shareholder of a corresponding Liberty Fund. Your Galaxy Fund will transfer all of the assets and liabilities attributable to each class of its shares to the corresponding Liberty Fund in exchange for shares of a similar class of such Liberty Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Galaxy Fund will be distributed pro rata to such Galaxy Fund's shareholders of the corresponding class. The Galaxy Funds and the Liberty Funds are registered, open-end management investment companies (mutual funds). Please read this Proxy Statement and keep it for future reference.

      A Special Meeting of Shareholders of each Galaxy Fund (the "Meeting") to consider the Proposal will be held at [2:00] p.m. Eastern Time on October 18, 2002, at the offices of The Galaxy Fund ("Galaxy"), One Financial Center, Boston, Massachusetts 02111-2621. Shareholders of the Galaxy Funds are being asked to vote separately on the Proposal in this Proxy Statement.

      The Galaxy Funds and the corresponding Liberty Funds into which they are proposed to be reorganized are sometimes referred to in this Proxy Statement as "Corresponding Galaxy Funds" and "Corresponding Liberty Funds."

      Each Galaxy Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these Reports, you may call 1-888-867-3863, or you may write to your Galaxy Fund at the address listed on the cover of this Proxy Statement.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. PLEASE REVIEW THE FULL PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.    WHAT IS BEING PROPOSED?

The Trustees of Galaxy are recommending that each Liberty Fund acquire the Corresponding Galaxy Fund listed directly opposite such Liberty Fund as follows:

LIBERTY FUND                                     GALAXY FUND

LIBERTY-STEIN ROE INVESTMENT TRUST
   LIBERTY EQUITY VALUE FUND                     GALAXY EQUITY VALUE FUND
   LIBERTY EQUITY GROWTH FUND                    GALAXY EQUITY GROWTH FUND
   LIBERTY SMALL-CAP VALUE FUND II               GALAXY SMALL CAP VALUE FUND
   LIBERTY SMALL COMPANY EQUITY FUND             GALAXY SMALL COMPANY EQUITY FUND
   LIBERTY INTERNATIONAL EQUITY FUND             GALAXY INTERNATIONAL EQUITY FUND

LIBERTY FUNDS TRUST V
   LIBERTY NEW JERSEY MUNICIPAL BOND FUND        GALAXY NEW JERSEY MUNICIPAL BOND FUND
   LIBERTY NEW YORK MUNICIPAL BOND FUND          GALAXY NEW YORK MUNICIPAL BOND FUND
   LIBERTY RHODE ISLAND MUNICIPAL BOND FUND      GALAXY RHODE ISLAND MUNICIPAL BOND FUND
   LIBERTY FLORIDA MUNICIPAL BOND FUND           GALAXY FLORIDA MUNICIPAL BOND FUND
   LIBERTY PENNSYLVANIA MUNICIPAL BOND FUND      GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

LIBERTY FUNDS TRUST III
   LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
   LIBERTY QUALITY PLUS BOND FUND                GALAXY QUALITY PLUS BOND FUND
   LIBERTY CORPORATE BOND FUND                   GALAXY CORPORATE BOND FUND

This means that each Liberty Fund would acquire all of the assets and liabilities of each Corresponding Galaxy Fund in exchange for shares of such Liberty Fund. The Liberty Funds are new "shell" portfolios of the Liberty Stein-Roe Investment Trust ("Liberty-Stein Roe"), Liberty Funds Trust V ("Liberty V") and Liberty Funds Trust III ("Liberty III") (each, a "Liberty Trust" and together, the "Liberty Trusts") which have the same investment objectives, policies, strategies and restrictions as each Corresponding Galaxy Fund. If the Acquisition relating to your Galaxy Fund is approved and the Acquisition is consummated, your Galaxy Fund shares will be cancelled, and you will receive shares of the Corresponding Liberty Fund with an aggregate net asset value equal to the aggregate net asset value of your Galaxy Fund shares as of the business day before the closing of your Galaxy Fund's Acquisition. The Acquisitions are currently scheduled to take place on or around November 4, 2002, or such other date as the parties may agree. Note that the closing of each Acquisition is not conditioned on the closing of any other Acquisition proposed in this Proxy Statement. Accordingly, in the event that the shareholders of one of the Galaxy Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Proxy Statement, even if the shareholders of one or more of the other Galaxy Funds have not approved the other Acquisition(s).

2.    WHY ARE THE ACQUISITIONS BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment adviser to the Galaxy Funds and the Liberty Funds, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). FIA and the Columbia Affiliates manage mutual fund portfolios that are offered by three separate fund families - the Galaxy Funds, Liberty Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of reorganizations involving the Columbia Group

Funds in addition to the Acquisitions described in this Proxy Statement. The Acquisitions are being proposed to realign the Galaxy Funds under the Liberty Trusts. This realignment will permit Columbia to concentrate its distribution resources on the Liberty family of funds.

The Trustees of Galaxy recommend approval of each Acquisition because it offers shareholders of each Galaxy Fund an investment in a larger investment company complex, allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base. In reviewing the Acquisitions, the Trustees also considered the fact that, based on estimated expense ratios as of March 31, 2002, shareholders of each Galaxy Fund are generally expected to experience the same or slightly lower in gross and net expenses and that the Acquisition is expected to be tax-free for shareholders of each Galaxy Fund who choose to remain shareholders of the Liberty Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisitions" in this Proxy Statement for more information regarding the factors considered by the Galaxy Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

The pro forma combined total annual fund operating expenses (on both a gross and net basis) of a Liberty Fund (as of March 31, 2002) are expected to be approximately equal to or slightly lower than Columbia's estimate of the expense ratios for the corresponding classes of the Corresponding Galaxy Fund (as of March 31, 2002) for all Galaxy Funds, in certain cases, after giving effect to fee waivers and/or expense reimbursements. These fee waivers and/or expense reimbursements may be modified or eliminated at any time after the first anniversary of the consummation of the Acquisitions.

For detailed information regarding pro forma and other expense information, see the Tables in Appendix B.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY FUNDS AND THE CORRESPONDING LIBERTY FUNDS COMPARE?

Each Corresponding Liberty Fund is a newly organized shell portfolio of the Liberty Trusts that has been specifically created for the purpose of the Acquisitions. Following the Acquisitions each Liberty Fund will carry on the business of its Corresponding Galaxy Fund. Each Corresponding Liberty Fund will have the same investment goals, strategies, policies and limitations as its Corresponding Galaxy Fund.
5. WHAT CLASS OF LIBERTY FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO MY GALAXY FUND OCCURS?

      Galaxy Fund shareholders will receive the following classes of shares in the Corresponding Liberty Funds:

      Galaxy Fund Share Class      Corresponding Liberty Fund Share Class
      -----------------------      --------------------------------------

            Retail A                           Class T
            Retail B                           Class G
            Prime A                            Class A
            Prime B                            Class B
            Trust                              Class Z

The Liberty Fund share classes to be received are substantially the same as the Galaxy Fund share classes, except for certain differences in sales charges and CDSCs for new purchases. In addition, Class G and T shares will not be sold to new investors. See "Shares You Will Receive" below.

No additional sales charges will apply to shares received in the Acquisition, although subsequent purchases will be subject to sales charges if applicable. Any CDSCs applicable to shares exchanged in the merger will continue to apply.

For more information on certain characteristics of certain Liberty Fund shares you will receive in comparison to the shares you currently own, please see the section "Information About the Acquisition - Shares You Will Receive" in the Proposal section of this Proxy Statement and Appendix D.

6.    WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Galaxy Fund is expected to recognize a gain or loss as a result of the Acquisitions relating to your Galaxy Fund.

The cost basis and holding period of your Galaxy Fund shares are expected to carry over to your new shares in the Corresponding Liberty Fund.

                                    PROPOSAL
                        ACQUISITIONS OF THE GALAXY FUNDS
                       BY THE CORRESPONDING LIBERTY FUNDS

THE PROPOSAL

      Shareholders of each Galaxy Fund are being asked to approve the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy on behalf of each Galaxy Fund, Liberty-Stein Roe, Liberty V and Liberty III on behalf of the Corresponding Liberty Funds and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of your Galaxy Fund by the Corresponding Liberty Fund under the Agreement and Plan of Reorganization.

INFORMATION ABOUT THE ACQUISITIONS

   General

      As proposed, each Liberty Fund will acquire the assets and liabilities of the Corresponding Galaxy Fund. If the Acquisition is approved, your Galaxy Fund will transfer all of the assets and liabilities attributable to each class of its shares to the corresponding Liberty Fund in exchange for shares of a similar class of such Liberty Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Galaxy Fund will be distributed pro rata to such Galaxy Fund's shareholders of the corresponding class.

      Each Liberty Fund is a new "shell" fund created to acquire the assets and liabilities and continue the business of the Corresponding Galaxy Fund. Following the Acquisitions each Liberty Fund will carry on the business of its Corresponding Galaxy Fund. Each Corresponding Liberty Fund will have the same investment goals, strategies, policies and limitations as its Corresponding Galaxy Fund.

      Although the Galaxy Trustees are proposing that the Liberty Funds acquire the Corresponding Galaxy Funds, each proposed Acquisition is not conditioned upon the approval of any other proposed Acquisition. Accordingly, in the event that the shareholders of some Galaxy Funds approve the Acquisition but the shareholders of other Galaxy Funds do not, it is expected that the approved Acquisition(s) will, subject to the terms of the Agreement and Plan of Reorganization, take place as described below.

      Shareholders who object to the Acquisition of their Galaxy Fund by the Corresponding Liberty Fund will not be entitled under Massachusetts law or Galaxy's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares of a Corresponding Liberty Fund which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem your Galaxy Fund shares at any time prior to the consummation of the Acquisitions.

   Shares You Will Receive

      If the Acquisition of your Galaxy Fund occurs, you will receive the following shares in the Corresponding Liberty Fund:

      Galaxy Fund Share Class     Corresponding Liberty Fund Share Class
      -----------------------     --------------------------------------

            Retail A                            Class T
            Retail B                            Class G
            Prime A                             Class A
            Prime B                             Class B
            Trust                               Class Z

      No additional sales charges will apply to shares received in the merger, although subsequent purchases will be subject to sales charges if applicable. Any CDSCs applicable to shares exchanged in the merger will continue to apply. See Appendix D for a comparison of sales charges and CDSCs for the various classes.

      The Liberty Fund share classes to be received are substantially the same as the Galaxy Fund share classes, with the following exceptions:

Retail A/Class T:

      - Class T shares purchased without an initial sales charged are subject to a CDSC of 1% if redeemed within 18 months of purchase, while Retail A Shares purchased without an initial sales charged are subject to a CDSC of 1% if redeemed within 12 months of purchase. Any CDSC applicable to your shares prior to the merger will continue to apply after the merger.

      - Class T shares acquired in the Acquisitions may be exchanged for Class T shares or Class A shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class T shares are exchanged for Class A shares, they cannot be exchanged back into Class T shares. Class A shares acquired in the Acquisitions may be exchanged for Class B shares of any other fund sold by Liberty Funds Distributor, Inc.

Prime A/Class A:

      - Class A shares purchased without an initial sales charged are subject to a CDSC of 1% if redeemed within 18 months of purchase, while Prime A Shares purchased without an initial sales charged are subject to a CDSC of 1% if redeemed within 12 months of purchase. Any CDSC applicable to your shares prior to the merger will continue to apply after the merger.

      - Each Liberty Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee and annual distribution fee may equal up to 0.25% and 0.10%, respectively, of net assets for Class A shares of the Liberty Funds. The Liberty Funds currently limit such payments to 0.25%. Each Galaxy Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Prime A Shares of the Galaxy Funds ("Prime A Plan"). Under the Prime A Plan, each Galaxy Fund may pay Galaxy's distributor or another person for expenses and activities intended to result in the sale of Prime A Shares. Prime A Shares of each Galaxy Fund can pay distribution fees at an annual rate of up to 0.30% of its Prime A Share net assets. The Galaxy Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.

Retail B/Class G:

      - Class G shares and Class B shares are subject to the same CDSCs, but for purposes of determining the CDSC applicable to any redemption of Class G shares or Class B shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased your Galaxy Fund (or a predecessor fund).

      - Class G shares acquired in the Acquisitions may be exchanged for Class G shares or Class B shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class G shares are exchanged for Class B shares, they cannot be exchanged back into Class G shares. Class B shares acquired in the Acquisitions may be exchanged for Class B shares of any other fund sold by Liberty Funds Distributor, Inc.

Prime B/Class B:

      - Class G shares and Class B shares are subject to the same CDSCs, but for purposes of determining the CDSC applicable to any redemption of Class G shares or Class B shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased your Galaxy Fund (or a predecessor fund).

      - Each Liberty Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares and certain services provided to you by your financial advisor. The annual service fee and annual distribution fee may equal up to 0.25% and 0.75%, respectively, of net assets for Class B shares of the Liberty Funds. Each Galaxy Fund has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Prime B Shares of the Galaxy Funds (the "Prime B Plan"). Under the Prime B Plan, the Galaxy Funds may pay (a) Galaxy's distributor or another person for expenses and activities intended to result in the sale of Prime B Shares, (b) institutions for shareholder liaison services, and (c) institutions for administrative support services. The Prime B Plan has set a maximum annual rate of up to 0.75% of Prime B Share net assets for distribution expenses, a maximum annual rate of up to 0.25% of Prime B Share net assets for administrative support fees, and a maximum annual rate of up to 0.25% of Prime B Share net assets for shareholder liaison fees for the Galaxy Funds. The Galaxy Funds do not intend to pay more than 1.00% in distribution and shareholder service fees with respect to Prime B Shares during the current fiscal year.

Trust/Class Z:

      - Unlike your Galaxy Fund Trust Shares, you will be able to exchange your Class Z shares or Class A shares for Class Z shares of any fund sold by Liberty Funds Distributor, Inc.

      For more information on certain characteristics of the Liberty Fund shares you will receive in comparison to shares you currently own, please see Appendix D.

   Reasons for the Acquisitions

      On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment adviser to each Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy and Liberty are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of reorganizations involving the Columbia Group Funds in addition to the Acquisitions described in this Proxy Statement. The overall purposes of these reorganizations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

      The Trustees of Galaxy, including all Trustees who are not "interested persons" of Galaxy, have determined that each Acquisition would be in the best interests of each Galaxy Fund and that the interests of existing shareholders in each Galaxy Fund would not be diluted as a result of the Acquisitions. The Trustees of the Liberty Trusts, including all Trustees who are not "interested persons" of the Liberty Trusts, have determined that each Acquisition would be in the best interests of each Liberty Fund and that the interests of existing shareholders (if any) would not be diluted as a result of the Acquisitions. The Trustees have unanimously approved each Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Proxy Statement.

      In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on June 10-11, 2002 and June 17, 2002, the following reasons for each Galaxy Fund to enter into the Acquisition:

      - Based on estimated expense ratios as of March 31, 2002, net expenses are expected to remain the same or slightly decrease as a percentage of fund assets for all Galaxy Funds.

      - The realignment of the Galaxy Funds to the Liberty Trusts will permit Columbia to concentrate its distribution resources on the Liberty family of funds. In addition, the Acquisitions offer shareholders of each Galaxy Fund an investment in a larger investment company complex, allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base.

   Terms of the Agreement and Plan of Reorganization

      If approved by the shareholders of each Galaxy Fund, the Acquisitions are expected to occur on or around November 4, 2002, or such other date as the parties may agree. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Proxy Statement for your review. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:

      - Each Galaxy Fund will transfer all of the assets and liabilities attributable to each class of its shares to its Corresponding Liberty Fund in exchange for shares of a similar class of the Liberty Fund* with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


--------------------
* Retail A, Retail B, Prime A, Prime B and Trust shareholders of the Galaxy Funds will receive Class T, Class G, Class A, Class B and Class Z shares of the Corresponding Liberty Fund, respectively, in each case as discussed under the section "Information About the Acquisitions - Shares You Will Receive" in the "Proposal" section of this Proxy Statement.

      - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on November 1, 2002, or such other date and time as the parties may determine) when the assets of each Galaxy Fund are valued for purposes of the Acquisitions.

      - The shares of each class of the Liberty Funds received by each Corresponding Galaxy Fund will be distributed to each Galaxy Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of such Galaxy Fund in full liquidation of such Galaxy Fund.

      - After the Acquisitions, each Galaxy Fund will be terminated, and its affairs will be wound up in an orderly fashion.

      - Each Acquisition requires approval by the respective Galaxy Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of Galaxy and with respect to each Acquisition, such applicable Liberty Trust, or, under certain conditions, Galaxy or any Liberty Trust.

   Federal Income Tax Consequences

      Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Galaxy Fund and each Corresponding Liberty Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

      - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Galaxy Fund or the shareholders of such Galaxy Fund as a result of the Acquisition;

      - under Section 358 of the Code, the tax basis of the Liberty Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Corresponding Galaxy Fund shares exchanged therefor, as applicable;

      - under Section 1223(1) of the Code, your holding period for the Liberty Fund shares you receive will include the holding period for your Corresponding Galaxy Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

      - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Fund as a result of the relevant Acquisition;

      - under Section 362(b) of the Code, each Liberty Fund's tax basis in the assets that such Liberty Fund receives from the relevant Galaxy Fund will be the same as such Galaxy Fund's basis in such assets; and

      - under Section 1223(2) of the Code, each Liberty Fund's holding period in such assets will include the relevant Galaxy Fund's holding period in such assets.

      Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of Galaxy or the relevant Liberty Trust. No opinion or confirmation letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

      This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

      Adviser. Fleet Investment Advisors Inc. ("FIA") serves as the investment adviser to the Galaxy Funds and will serve as investment adviser to the Corresponding Liberty Funds upon the consummation of the Acquisitions. The address of FIA is 100 Federal Street, Boston, Massachusetts 02110. FIA was established in 1984. FIA also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of June 30, 2002, FIA managed over $__ billion in assets.

      FIA is part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston and includes several other separate legal entities. The legal entities comprising Columbia are managed by a single management team. These entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds.

      Underwriter. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

      Other Service Providers for the Liberty Funds and the Galaxy Funds. In some cases, the Liberty Funds and the Galaxy Funds have different service providers. Upon completion of the Acquisitions, the Liberty Funds will continue to engage their existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Liberty Funds and the Galaxy Funds.

SERVICE PROVIDER                         FUNDS
----------------                         -----

Administrator

Stein Roe & Farnham Incorporated         Liberty-Stein Roe
One South Wacker Drive
Chicago, IL 60606

Colonial Management Associates, Inc.     Liberty III, Liberty V
One Financial Center
Boston, MA 02111

Fleet Investment Advisors Inc.           Galaxy
100 Federal Street
Boston, MA 02111

Sub-administrator

PFPC Inc.                                Galaxy
4400 Computer Drive
Westborough, MA 01581-5108

Fund Accountant

Stein Roe & Farnham Incorporated         Liberty-Stein Roe
One South Wacker Drive
Chicago, IL 60606

Colonial Management Associates, Inc.     Liberty III, Liberty V and Galaxy
One Financial Center
Boston, MA 02111

Transfer Agent

Liberty Funds Services, Inc.             Liberty III, Liberty V, Liberty-Stein
P.O. Box 8081                            Roe and Galaxy
Boston, MA 02266-8081

Custodian

State Street Bank & Trust Company        Liberty III, Liberty V and
225 Franklin Street                      Liberty-Stein Roe
Boston, MA 02101

JPMorgan Chase Bank                      Galaxy
270 Park Avenue
New York, NY 10017-2070

Independent Auditors

Ernst & Young LLP                        Galaxy, Liberty III, Liberty V and
200 Clarendon Street                     Liberty-Stein Roe
Boston, MA 02116

Following each Acquisition, each Galaxy Fund acquired by a Corresponding Liberty Fund will be under the supervision of the Board of Trustees of the relevant Liberty Trust.

THE GALAXY TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

   Required Vote for the Proposal

      Approval of the Agreement and Plan of Reorganization dated as of June 19, 2002, among Galaxy on behalf of each of the Galaxy Funds, each Liberty Trust on behalf of each Liberty Trust's Corresponding Liberty Funds, and Columbia will require the affirmative vote of a majority of the outstanding shares of each of the Galaxy Funds, voting separately with respect to the Acquisition of each such Fund. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of a Galaxy Fund means more than 50% of the outstanding shares of such Galaxy Fund. A vote of the shareholders of the Liberty Funds is not needed to approve the Acquisitions.

                                     GENERAL

VOTING INFORMATION

      The Galaxy Trustees are soliciting proxies from the shareholders of the Galaxy Funds in connection with the Meeting, which has been called to be held at [2:00 p.m.] Eastern Time on October 18, 2002, at Galaxy's offices, One Financial Center, Boston, Massachusetts 02111-2621. The Meeting notice and this Proxy Statement are being mailed to shareholders beginning on or about August 15, 2002.

   Information About Proxies and the Conduct of the Meeting

      Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Galaxy or by employees or agents of its service contractors. In addition, PROXY ADVANTAGE, a division of PFPC Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of $_____, $_____, $_____, $_____, $_____, $_____, $_____, $_____, $_____, $_____, $_____, $_____ and
$_____ for the Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy International Equity Fund, Galaxy New Jersey Municipal Bond Fund, Galaxy New York Municipal Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy Pennsylvania Municipal Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Quality Plus Bond Fund and Galaxy Corporate Bond Fund, respectively, which will be paid by Columbia as noted below.

   Voting Process

      You can vote in any one of the following ways:

      (a)   By mail, by filling out and returning the enclosed proxy card;

      (b)   By phone or Internet (see enclosed proxy insert for instructions);
            or

      (c)   In person at the Meeting.

      Shareholders who owned shares of the Galaxy Funds on the record date, August 2, 2002, are entitled to vote at the Meeting. For each full share of your Galaxy Fund that you hold, you are entitled to one vote and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

      Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisitions will be borne by Columbia.

      Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Galaxy, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

      Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Galaxy Fund as proxies for the Meeting (the "Designees"). A quorum is constituted with respect to a Galaxy Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Galaxy Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

      Outstanding Shares and Significant Shareholders. Appendix C to this Proxy Statement lists the total number of shares outstanding as of August 2, 2002, for each class of each Galaxy Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Galaxy Fund, and contains information about the executive officers and Trustees of Galaxy and their shareholdings in the Funds and Galaxy.

      Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Galaxy Fund, or if any Galaxy Fund has not received enough votes by the time of the Meeting to approve the Proposal, the Designees, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Galaxy Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

      At the record date for the Meeting, affiliates of Columbia owned of record approximately ______%, ______%, _____%, _____%, _____%, _____%, _____%, _____%,
_____%, _____%, _____%, _____% and _____% of the outstanding shares of the
Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy International Equity Fund, Galaxy New Jersey Municipal Bond Fund, Galaxy New York Municipal Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy Pennsylvania Municipal Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Quality Plus Bond Fund and Galaxy Corporate Bond Fund, respectively, as trustee, agent or custodian for their respective customers. The agreements with these affiliates of Columbia governing the accounts of beneficial owners of shares of the Galaxy Funds generally provide the affiliates with the discretion to vote all shares held by them of record. The affiliates of Columbia have informed Galaxy that they may vote such shares themselves in their capacity as fiduciaries and that they have engaged an independent third party to evaluate the Proposal and make a recommendation as to how to vote the shares.

      The Meeting has been called to transact any business that properly comes before it. The only business that management of each Galaxy Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Galaxy has previously received written contrary instructions from the shareholder entitled to vote the shares.

      Shareholder Proposals at Future Meetings. Neither Galaxy nor any Liberty Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any Fund or either Galaxy or any Liberty Trust must be received by the relevant Fund in writing a reasonable time before Galaxy or any Liberty Trust, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of, as applicable, The Galaxy Fund, Attention:
Secretary, or each Liberty Trust, Attention: Secretary, in each case at One Financial Center, Boston, Massachusetts 02111-2621.

                                                                      APPENDIX A



                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 19, 2002, is by and among The Galaxy Fund ("Galaxy"), a Massachusetts business trust established under a Declaration of Trust dated March 31, 1986, as amended, on behalf of each of the (1) Galaxy Equity Value Fund, (2) Galaxy Equity Growth Fund, (3) Galaxy Small Cap Value Fund, (4) Galaxy Small Company Equity Fund, (5) Galaxy International Equity Fund, (6) Galaxy New Jersey Municipal Bond Fund, (7) Galaxy New York Municipal Bond Fund, (8) Galaxy Rhode Island Municipal Bond Fund, (9) Galaxy Florida Municipal Bond Fund, (10) Galaxy Pennsylvania Municipal Bond Fund, (11) Galaxy Intermediate Government Income Fund, (12) Galaxy Quality Plus Bond Fund and (13) Galaxy Corporate Bond Fund (each, a "Galaxy Fund"); Liberty-Stein Roe Funds Investment Trust ("Liberty-Stein Roe"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of each of the (1) Liberty Equity Value Fund, (2) Liberty Equity Growth Fund, (3) Liberty Small-Cap Value Fund II, (4) Liberty Small Company Equity Fund and (5) Liberty International Equity Fund (each, a "Liberty-Stein Roe Fund"); Liberty Funds Trust V ("Liberty V"), a Massachusetts business trust established under a Declaration of Trust dated January 21, 1987, as amended, on behalf of each of the (1) Liberty New Jersey Municipal Bond Fund,
(2) Liberty New York Municipal Bond Fund, (3) Liberty Rhode Island Municipal Bond Fund, (4) Liberty Florida Municipal Bond Fund and (5) Liberty Pennsylvania Municipal Bond Fund (each, a "Liberty V Fund"); Liberty Funds Trust III ("Liberty III," and together with Liberty-Stein Roe and Liberty V, the "Liberty Trusts"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of each of the (1) Liberty Intermediate Government Income Fund, (2) Liberty Quality Plus Bond Fund and (3) Liberty Corporate Bond Fund (each, a "Liberty III Fund," and together with the Liberty-Stein Roe Funds and Liberty V Funds, the "Liberty Funds"); and Columbia Management Group, Inc. ("Columbia").

      The term "Corresponding Liberty Fund" shall mean with respect to any Galaxy Fund, the particular Liberty Fund, the name of which is set forth directly opposite the name of such Galaxy Fund on Schedule A hereto. The term "Corresponding Galaxy Fund" shall mean with respect to any Liberty Fund, the particular Galaxy Fund, the name of which is set forth directly opposite the name of such Liberty Fund on Schedule A hereto.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The parties hereto agree that the reorganization described in this Agreement (the "Reorganization") shall be effected separately with respect to each Galaxy Fund, and that each Galaxy Fund shall be subject separately to the terms and conditions of this Agreement, and that completion of the Reorganization if approved by the shareholders of one Galaxy Fund shall not be conditioned upon approval or completion of the Reorganization with respect to any other Galaxy Fund.

      If the Reorganization is approved by the Retail A, Retail B, Prime A, Prime B and Trust shareholders of a Galaxy Fund voting together as a single class, the Reorganization will include the transfer of all of the assets of such Galaxy Fund in exchange for Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares, respectively, of beneficial interest of its Corresponding Liberty Fund (the shares issued to a Galaxy Fund by its Corresponding Liberty Fund in exchange for substantially all of the assets of such Galaxy Fund collectively referred to herein as "Acquisition Shares") and the assumption by each Liberty Fund of the liabilities of such Corresponding Galaxy Fund (other than certain expenses of the Reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of such Galaxy Fund in liquidation of such Galaxy Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE GALAXY FUNDS IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF GALAXY FUNDS.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

            (a) Galaxy, on behalf of each Galaxy Fund, will transfer and deliver to its Corresponding Liberty Fund, and each such Corresponding Liberty Fund will acquire, all the assets of each particular Galaxy Fund as set forth in paragraph 1.2;

            (b) Each Liberty Fund will assume all of its Corresponding Galaxy Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the Reorganization contemplated hereby to be paid by Columbia pursuant to paragraph 9.2 shall not be assumed or paid by such Liberty Fund; and

            (c) Each Liberty Fund will issue and deliver to its Corresponding Galaxy Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of each Corresponding Galaxy Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2 The assets of each Galaxy Fund to be acquired by its Corresponding Liberty Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by each Galaxy Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of each Galaxy Fund on the Closing Date.

      1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Galaxy Fund will liquidate and distribute pro rata to the shareholders of record ("Galaxy Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by such Galaxy Fund pursuant to paragraph 1.1 to the respective Liberty Fund shares as follows: (a) With respect to Galaxy's Equity Value, Small Company Equity, New Jersey Municipal Bond, New York Municipal Bond, Rhode Island Municipal Bond and Intermediate Government Income Funds, Galaxy Fund Shareholders of Retail A Shares, Retail B Shares and Trust Shares of such Galaxy Funds shall be credited with full and fractional Class T, Class G and Class Z Acquisition Shares, respectively, of their Corresponding Liberty Fund; (b) With respect to Galaxy's Equity Growth, Small Cap Value, International Equity and Quality Plus Bond Funds, Galaxy Fund Shareholders of Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares of such Galaxy Funds shall be credited with full and fractional Class T, Class G, Class A, Class B and Class Z Acquisition Shares, respectively, of their Corresponding Liberty Fund; and (c) With respect to Galaxy's Florida Municipal Bond, Pennsylvania Municipal Bond and Corporate Bond Funds, Galaxy Fund Shareholders of Trust Shares of such Galaxy Fund shall be credited with full and fractional Class Z Acquisition Shares. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Galaxy Fund on the books of its Corresponding Liberty Fund to the applicable open accounts on the share records of such Corresponding Liberty Fund in the names of the applicable Galaxy Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. Each

            Corresponding Liberty Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4 With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to a Galaxy Fund Shareholder holding a certificate or certificates for shares of the Galaxy Fund, if any, on the Valuation Date, the relevant Liberty Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Liberty Trust has been notified by the Galaxy Fund or its agent that such Galaxy Fund Shareholder has surrendered all his or her outstanding certificates for Galaxy Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5 After the Closing Date, each Galaxy Fund shall not conduct any business except in connection with its liquidation.

2.    VALUATION.

      2.1 For the purpose of paragraph 1, the value of each Galaxy Fund's assets to be acquired by its Corresponding Liberty Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of Galaxy and the then current prospectus or prospectuses or statement or statements of additional information of each Corresponding Liberty Fund (collectively, as amended or supplemented from time to time, the "Liberty Fund Prospectus"), and shall be certified by a Galaxy Fund.

      2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the applicable Liberty Trust and the Liberty Fund Prospectus.

3.    CLOSING AND CLOSING DATE.

      3.1 The Closing Date shall be on November 4, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

      3.2 The portfolio securities of each Galaxy Fund shall be made available by such Galaxy Fund to State Street Bank & Trust Company, as custodian for its Corresponding Liberty Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of each Galaxy Fund's cash shall be delivered by such Galaxy Fund to the Custodian for the account of its Corresponding Liberty Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for [the Corresponding Liberty Fund]."

      3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of a Galaxy Fund or its Corresponding Liberty Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either Galaxy or the Liberty Trusts upon the giving of written notice to the other party.

      3.4 At the Closing, each Galaxy Fund or its transfer agent shall deliver to each Corresponding Liberty Fund or its designated agent a list of the names and addresses of the Galaxy Fund Shareholders and the number of outstanding shares of beneficial interest of the Galaxy Funds owned by each Galaxy Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of Galaxy. Liberty-Stein Roe, Liberty V or Liberty III, as applicable, will provide to each Galaxy Fund evidence satisfactory to such Galaxy Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to such Galaxy Fund's account on the books of the Liberty Fund. On the Liquidation Date, Liberty-Stein Roe, Liberty V or Liberty III, as applicable, will provide to each Galaxy Fund evidence satisfactory to such Galaxy Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Galaxy Fund Shareholders as provided in paragraph 1.3.

      3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1 Galaxy, on behalf of each Galaxy Fund, represents and warrants the following to the Liberty Trusts and to each Corresponding Liberty Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) Galaxy is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

            (b) Galaxy is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and each Galaxy Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Galaxy and the 1940 Act;

            (c) Galaxy is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which Galaxy is a party or by which any Galaxy Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (d) Galaxy has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to any Galaxy Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from any Galaxy Fund;

            (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against any Galaxy Fund, any of their properties or assets, or any person whom a Galaxy Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. No Galaxy Fund knows of any facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended October 31, 2001, of each Galaxy Fund, audited by Ernst & Young LLP, copies of which have been furnished to its Corresponding Liberty Fund, fairly reflect the financial condition and results of operations of each Galaxy Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and no Galaxy Fund has any known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since October 31, 2001;

            (g) Since October 31, 2001, there has not been any material adverse change in any Galaxy Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by any Galaxy Fund of indebtedness, except as disclosed in writing to its Corresponding Liberty Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (h) By the Closing Date, all federal and other tax returns and reports of the Galaxy Funds required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Galaxy Funds' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (i) For all taxable years and all applicable quarters of such years from the date of its inception, each Galaxy Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither Galaxy nor any Galaxy Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. Each Galaxy Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of each Galaxy Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. Each Galaxy Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

            (j) The authorized capital of Galaxy consists of an unlimited number of shares of beneficial interest, with a par value of $.001 per share, of multiple series and classes. All issued and outstanding shares of each Galaxy Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the

                  Galaxy Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Galaxy Fund Prospectus")) by each Galaxy Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Retail B Shares or Prime B Shares which convert to Retail A Shares and Prime A Shares, respectively, after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Galaxy Funds are outstanding and none will be outstanding on the Closing Date;

            (k) Each Galaxy Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Corresponding Liberty Funds;

            (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of Galaxy, and, upon approval thereof by the required majority of the shareholders of each Galaxy Fund, this Agreement will constitute the valid and binding obligation of each Galaxy Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (m) The Acquisition Shares to be issued to a Galaxy Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Galaxy Fund Shareholders as provided in paragraph 1.3;

            (n) The information provided by each Galaxy Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Galaxy Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

            (p) At the Closing Date, Galaxy, on behalf of each Galaxy Fund, will have good and marketable title to its assets to be transferred to each Corresponding Liberty Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of each Galaxy Fund to be transferred to its Corresponding Liberty Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, each Corresponding Liberty Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to such Corresponding Liberty Fund. As used in this Agreement, the term "Investments" shall mean each Galaxy Fund's investments shown on the schedule of its investments as of October 31, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the

                  Galaxy Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

      4.2 Each Liberty Trust, on behalf of each of its Liberty Funds, represents and warrants the following to Galaxy and to each Corresponding Galaxy Fund of each such Liberty Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) Each Liberty Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

            (b) Each Liberty Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and each Liberty Fund is a separate series thereof as indicated in the first paragraph of this Agreement, duly designated in accordance with the applicable provisions of the Declarations of Trust of the Liberty Trusts and the 1940 Act;

            (c) The Liberty Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which any Liberty Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

            (d) At the Closing Date, each Liberty Fund will have good and marketable title to its assets;

            (e) The Liberty Trusts are not in violation in any material respect of any provisions of their respective Declarations of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Liberty Trusts are a party or by which any Liberty Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against any Liberty Fund, any of its properties or assets or any person whom a Liberty Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. No Liberty Fund knows of any facts which might form the basis for the institution of such proceedings, and no Liberty Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (g) No Liberty Fund has had any operations other than in connection with its organization and the transactions contemplated by this Agreement.

            (h) During its first fiscal year of operation and for each fiscal year thereafter, each Liberty Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

            (i) The authorized capital of each Liberty Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Liberty Trust's Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in each Liberty Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class T shares, Class G shares and Class Z shares, each having the characteristics described in each Liberty Fund Prospectus. All issued and outstanding shares of each Liberty Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable (except as set forth in each Liberty Fund Prospectus) by the Liberty Trusts, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class G shares and Class B shares which convert to Class T shares and Class A shares, respectively, after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of any Liberty Fund are outstanding and none will be outstanding on the Closing Date;

            (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Liberty Trusts, and this Agreement constitutes the valid and binding obligation of each Liberty Trust and each Liberty Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (k) The Acquisition Shares to be issued and delivered to each Galaxy Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class T, Class G, Class A, Class B and Class Z shares of beneficial interest in its Corresponding Liberty Fund, and will be fully paid and non-assessable (except as set forth in the Liberty Fund Prospectus) by the Liberty Trusts, and no shareholder of the Liberty Trusts will have any preemptive right of subscription or purchase in respect thereof;

            (l) The information provided by each Liberty Fund for use in the Galaxy Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

            (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Liberty Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.    COVENANTS OF THE GALAXY FUNDS AND THE LIBERTY FUNDS.

      Each Liberty Trust, on behalf of each of its Liberty Funds, and Galaxy, on behalf of each Galaxy Fund, each hereby covenants and agrees with the other as follows:

      5.1 Each Liberty Fund and each Corresponding Galaxy Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2 Each Galaxy Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon the Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3 In connection with a Galaxy Fund shareholders' meeting referred to in paragraph 5.2, each Galaxy Fund will prepare and file a proxy statement (the "Proxy Statement") to be distributed to the Galaxy Funds shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

      5.4 The information to be furnished by each Galaxy Fund and Liberty Fund for use in the Proxy Statement as referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5 Each Liberty Fund will advise its Corresponding Galaxy Fund promptly if at any time prior to the Closing Date the assets of such Corresponding Galaxy Fund include any securities which such Liberty Fund is not permitted to acquire.

      5.6 Subject to the provisions of this Agreement, each Galaxy Fund and its Corresponding Liberty Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7 Each Liberty Trust, on behalf of its Liberty Funds, shall file a post-effective amendment to its Registration Statement on Form N-1A with the SEC as promptly as practicable registering each of its Liberty Funds and their shares under the 1933 Act and 1940 Act, and the supplements and amendments thereto as may be required (each, a "Liberty Post-Effective Amendment").

      5.8 Each Liberty Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE GALAXY FUNDS.

      The obligations of each Galaxy Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each Liberty Trust and each Liberty Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1 Each Liberty Trust, on behalf of each of its Liberty Funds, shall have delivered to Galaxy a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Galaxy and dated as of the Closing Date, to the effect that the representations and warranties of the Liberty Trust, on behalf of each of its Liberty Funds made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Liberty Trust and each of its Liberty Funds have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2 Galaxy shall have received a favorable opinion of Ropes & Gray, counsel to the Liberty Trusts for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to Galaxy, to the following effect:

            (a) Each Liberty Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Liberty Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the relevant Liberty Trust;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of each Liberty Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by Galaxy on behalf of each Galaxy Fund, is the valid and binding obligation of each Corresponding Liberty Fund enforceable against such Liberty Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) Each Liberty Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby such Liberty Fund will have duly assumed such liabilities;

            (d) The Acquisition Shares to be issued for transfer to the Galaxy Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares of beneficial interest in its Corresponding Liberty Fund, (except that shareholders of such Corresponding Liberty Fund may under certain circumstances be held personally liable for its obligations) and no shareholder of any Liberty Fund has any preemptive right of subscription or purchase in respect thereof;

            (e) The execution and delivery of this Agreement did not, and the performance by each Liberty Trust and each Liberty Fund of their respective obligations hereunder will not, violate a Liberty Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which a Liberty Trust or a Liberty Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which a Liberty Trust or a Liberty Fund is a party or by which either of them is bound;

            (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by a Liberty Trust or a Liberty Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

            (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to a Liberty Trust (with respect to any Liberty Fund) existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement referred to in paragraph 5.3 which are not described as required;

            (h) Each Liberty Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to a Liberty Trust (with respect to any Liberty Fund) or any of their properties or assets and a Liberty Trust (with respect to any Liberty Fund) is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LIBERTY FUNDS.

      The obligations of each Liberty Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by each Galaxy Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1 Galaxy, on behalf of each Galaxy Fund, shall have delivered to the relevant Liberty Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to such Liberty Trust and dated as of the Closing Date, to the effect that the representations and warranties of each Galaxy Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Galaxy and the Galaxy Funds have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2 The relevant Liberty Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to Galaxy, dated the Closing Date and in a form satisfactory to such Liberty Trust, to the following effect:

            (a) Galaxy is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Galaxy Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of Galaxy;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of each Galaxy Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by each of the Liberty Trusts on behalf of each Liberty Fund, is the valid and binding obligation of each Galaxy Fund enforceable against each Galaxy Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) Each Galaxy Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Galaxy Fund will have duly transferred such assets to its Corresponding Liberty Fund;

            (d) The execution and delivery of this Agreement did not, and the performance by Galaxy and each Galaxy Fund of their respective obligations hereunder will not, violate Galaxy's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which Galaxy or a Galaxy Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Galaxy or a Galaxy Fund is a party or by which it is bound;

            (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Galaxy or a Galaxy Fund of the transactions contemplated by this Agreement, except such as have been obtained;

            (f) Except as previously disclosed, pursuant to subparagraph 4.1(e) above, such counsel does not know of any legal or governmental proceedings relating to Galaxy (with respect to any Galaxy Fund) existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement referred to in paragraph 5.3 which are not described as required;

            (g) Galaxy is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Galaxy (with respect to any Galaxy Fund) or any of their properties or assets and Galaxy (with respect to any Galaxy
                  Fund) is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

      7.3 Prior to the Closing Date, each Galaxy Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of a Galaxy Fund's investment company taxable income for its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date.

      7.4 Each Galaxy Fund shall have furnished to its Corresponding Liberty Fund a certificate, signed by the President (or any Vice President) and the Treasurer of Galaxy, as to the adjusted tax basis in the hands of each Galaxy Fund of the securities delivered to such Corresponding Liberty Fund pursuant to this Agreement.

      7.5 The custodian of each Galaxy Fund shall have delivered to its Corresponding Liberty Fund a certificate identifying all of the assets of such Galaxy Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE LIBERTY FUNDS AND EACH OF THE GALAXY FUNDS.

      The respective obligations of Galaxy and the Liberty Trusts hereunder are each subject to the further conditions that on or before the Closing Date:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of each of the Galaxy Funds referred to in paragraph 5.2.

      8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by Galaxy or the Liberty Trusts to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Liberty Funds or the Galaxy Funds.

      8.4 The Liberty Post-Effective Amendments referred to in paragraph 5.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 Galaxy shall have received a favorable opinion of Ropes & Gray satisfactory to Galaxy, and the Liberty Trusts shall have received a favorable opinion of Ropes & Gray satisfactory to the Liberty Trusts, each substantially to the effect that, for federal income tax purposes:

            (a) The acquisition by each Liberty Fund of the assets of its Corresponding Galaxy Fund in exchange for such Liberty Fund's assumption of the liabilities and Obligations of such Galaxy Fund and issuance of the Acquisition Shares, followed by the distribution by each Galaxy Fund of such Acquisition Shares to the shareholders of such Galaxy Fund in exchange for their shares of each Galaxy Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of
                  Section 368(a) of the Code, and each Galaxy Fund and each Liberty Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized by any Galaxy Fund (i) upon the transfer of its assets to its Corresponding Liberty Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of any Galaxy Fund as contemplated in paragraph 1 hereof;

            (c) No gain or loss will be recognized by any Liberty Fund upon the receipt of the assets of its Corresponding Galaxy Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

            (d) The tax basis in the hands of each Liberty Fund of the assets of its Corresponding Galaxy Fund transferred to the Liberty Fund in the transaction will be the same as the basis of those assets in the hands of such Corresponding Galaxy Fund immediately prior to the transfer;

            (e) The holding period of the assets of a Galaxy Fund in the hands of its Corresponding Liberty Fund will include the period during which those assets were held by such Galaxy Fund;

            (f) The shareholders of each Galaxy Fund, will recognize no gain or loss upon the exchange of all of their shares of such Galaxy Fund for the Acquisition Shares;

            (g) The tax basis of the Acquisition Shares to be received by each shareholder of a Galaxy Fund will be the same in the aggregate as the aggregate tax basis of the shares of such Galaxy Fund surrendered in exchange therefor;

            (h) The holding period of the Acquisition Shares to be received by the shareholders of each Galaxy Fund will include the period during which the shares of such Galaxy Fund surrendered in exchange therefor were held, provided such shares of the Galaxy Fund were held as a capital asset on the date of the exchange; and

            (i) Each Liberty Fund will succeed to and take into account the items of its Corresponding Galaxy Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of Galaxy and the Boards of Trustees of the Liberty Trusts if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of any Galaxy Fund and any Liberty Fund.

      8.7 Galaxy and the Liberty Trusts shall have received any necessary exemptive relief from the Securities and Exchange Commission with respect to Section 17(a) of the 1940 Act.

9.    BROKERAGE FEES AND EXPENSES.

      9.1 Galaxy, on behalf of each Galaxy Fund, and the Liberty Trusts, on behalf of each Liberty Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The Liberty Trusts, on behalf of each Liberty Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to Galaxy, on behalf of a Galaxy Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Liberty Trusts (other than fees paid to governmental authorities for the registration and qualification of the Acquisition Shares), on behalf of each Liberty Fund, one hundred percent (100%) of such expenses shall be borne by Columbia.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1 Galaxy, on behalf of each Galaxy Fund, and the Liberty Trusts, on behalf of each Liberty Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.   TERMINATION.

      11.1 This Agreement may be terminated by the mutual agreement of the Liberty Trusts and Galaxy. In addition, either the Liberty Trusts or Galaxy may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

            (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

            (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both Galaxy and the Liberty Trusts.

      11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Galaxy on behalf of the Galaxy Funds and the Liberty Trusts on behalf of the Liberty Funds; provided, however, that following the shareholders' meeting called by the Galaxy Funds pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Galaxy Funds under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111-2621, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103; or to the Liberty Trusts, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 A copy of the Declaration of Trust of Galaxy and the Declaration of Trust of each Liberty Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either Galaxy or the Liberty Trusts shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Galaxy Funds and Liberty Funds.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                    THE GALAXY FUND
                                    on behalf of each of the Galaxy Equity Value
                                    Fund, Galaxy Equity Growth Fund, Galaxy
                                    Small Cap Value Fund, Galaxy Small Company
                                    Equity Fund, Galaxy International Equity
                                    Fund, Galaxy New Jersey Municipal Bond Fund,
                                    Galaxy New York Municipal Bond Fund, Galaxy
                                    Rhode Island Municipal Bond Fund, Galaxy
                                    Florida Municipal Bond Fund, Galaxy
                                    Pennsylvania Municipal Bond Fund, Galaxy
                                    Intermediate Government Income Fund, Galaxy
                                    Quality Plus Bond Fund and Galaxy Corporate
                                    Bond Fund

                                    By:
                                       ---------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------


ATTEST:


------------------------------------

Name:
      ------------------------------

Title:
      ------------------------------


                                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST on behalf of each of the Liberty Equity Value Fund, Liberty Equity Growth Fund, Liberty Small-Cap Value Fund II, Liberty Small Company Equity Fund and Liberty International Equity Fund

                                    By:
                                       ---------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------

ATTEST:


------------------------------------

Name:
      ------------------------------

Title:
      ------------------------------



                                    LIBERTY FUNDS TRUST V on behalf of each of the Liberty New Jersey Municipal Bond Fund, Liberty New York Municipal Bond Fund, Liberty Rhode Island Municipal Bond Fund, Liberty Florida Municipal Bond Fund and Liberty Pennsylvania Municipal Bond Fund

                                    By:
                                       ---------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------


ATTEST:


------------------------------------

Name:
      ------------------------------

Title:
      ------------------------------



                                    LIBERTY FUNDS TRUST III
                                    on behalf of each of the Liberty
                                    Intermediate Government Income Fund,
                                    Liberty Quality Plus Bond Fund and
                                    Liberty Corporate Bond Fund


                                    By:
                                       ---------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------

ATTEST:


------------------------------------

Name:
      ------------------------------

Title:
      ------------------------------


                                    Solely for purposes of Paragraph 9.2 of the Agreement

                                    COLUMBIA MANAGEMENT GROUP, INC.


                                    By:
                                       ---------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------


ATTEST:


------------------------------------

Name:
      ------------------------------

Title:
      ------------------------------

                                   SCHEDULE A

                Column 1                                    Column 2
                --------                                    --------
      GALAXY FUND AND SHARE CLASS                  LIBERTY FUND AND SHARE CLASS
GALAXY EQUITY VALUE FUND                      LIBERTY EQUITY VALUE FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Trust Shares                                   Class Z Shares

GALAXY EQUITY GROWTH FUND                     LIBERTY EQUITY GROWTH FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Prime A Shares                                 Class A Shares
  Prime B Shares                                 Class B Shares
  Trust Shares                                   Class Z Shares

GALAXY SMALL CAP VALUE FUND                   LIBERTY SMALL-CAP VALUE FUND II
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Prime A Shares                                 Class A Shares
  Prime B Shares                                 Class B Shares
  Trust Shares                                   Class Z Shares

GALAXY SMALL COMPANY EQUITY FUND              LIBERTY SMALL COMPANY EQUITY FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Trust Shares                                   Class Z Shares

GALAXY INTERNATIONAL EQUITY FUND              LIBERTY INTERNATIONAL EQUITY FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Prime A Shares                                 Class A Shares
  Prime B Shares                                 Class B Shares
  Trust Shares                                   Class Z Shares

GALAXY NEW JERSEY MUNICIPAL BOND FUND         LIBERTY NEW JERSEY MUNICIPAL BOND FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Trust Shares                                   Class Z Shares

GALAXY NEW YORK MUNICIPAL BOND FUND           LIBERTY NEW YORK MUNICIPAL BOND FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Trust Shares                                   Class Z Shares

GALAXY RHODE ISLAND MUNICIPAL BOND FUND       LIBERTY RHODE ISLAND MUNICIPAL BOND FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Trust Shares                                   Class Z Shares

GALAXY FLORIDA MUNICIPAL BOND FUND            LIBERTY FLORIDA MUNICIPAL BOND FUND
  Trust Shares                                   Class Z Shares

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND       LIBERTY PENNSYLVANIA MUNICIPAL BOND FUND
  Trust Shares                                   Class Z Shares

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND    LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Trust Shares                                   Class Z Shares

                Column 1                                Column 2
                --------                                --------
      GALAXY FUND AND SHARE CLASS               LIBERTY FUND AND SHARE CLASS
GALAXY QUALITY PLUS BOND FUND                 LIBERTY QUALITY PLUS BOND FUND
  Retail A Shares                                Class T Shares
  Retail B Shares                                Class G Shares
  Prime A Shares                                 Class A Shares
  Prime B Shares                                 Class B Shares
  Trust Shares                                   Class Z Shares

GALAXY CORPORATE BOND FUND                    LIBERTY CORPORATE BOND FUND
  Trust Shares                                   Class Z Shares

                                                                      APPENDIX B

                                   FEE TABLES

The following tables allow you to compare the sales charges and management fees and expenses of the Galaxy Funds with those expected to be applicable to each Corresponding Liberty Fund in the first year following the Acquisitions. As part of the Acquisitions, Retail A, Retail B, Prime A, Prime B and Trust shareholders of the Galaxy Funds will receive Class T, Class G, Class A, Class B and Class Z shares, respectively, of the Corresponding Liberty Funds. Sales charges, if applicable, are paid directly by shareholders to each Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services.

The total annual fund operating expenses shown in the tables below represent expenses for Galaxy Funds for their last fiscal year (ended October 31, 2001) and those expected to be incurred by the combined funds, on a pro forma basis (after giving effect to the Acquisitions and based on pro forma combined net assets as of March 31, 2002). A Liberty Fund's pro forma combined total annual fund operating expenses (as of March 31, 2002) presented in the tables below for a particular class of shares may be higher than the expenses incurred by a Galaxy Fund for its fiscal year ended October 31, 2001. However the pro forma combined total annual fund operating expenses (on both a gross and net basis) of the Liberty Funds as of March 31, 2002 are expected to be approximately equal to or slightly lower than Columbia Group's estimate of the expense ratios for the Corresponding Galaxy Funds as of March 31, 2002, in certain cases, after giving effect to fee waivers and/or expense reimbursements. These fee waivers and/or expense reimbursements may be modified or eliminated at any time after the first anniversary of the consummation of the Acquisitions.

Shareholders of the Galaxy Funds will not pay additional sales charges as a result of the Acquisitions, although any contingent deferred sales charge ("CDSC") will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                             CORRESPONDING LIBERTY FUND
                                            GALAXY EQUITY VALUE FUND(1)        (PRO FORMA COMBINED)(1)
                                          -------------------------------- --------------------------------
                                          RETAIL A   RETAIL B     TRUST    CLASS T    CLASS G      CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)    5.75(2)     None        None     5.75(2)     None        None
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)        1.00(3)     5.00(4)     None     1.00(3)     5.00(4)     None
-----------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount redeemed,
 if applicable)                                (5)         (5)         (5)      (5)         (5)         (5)
-----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                          CORRESPONDING LIBERTY FUND
                                             GALAXY EQUITY VALUE FUND       (PRO FORMA COMBINED)
                                           ----------------------------  -----------------------------
                                           RETAIL A   RETAIL B    TRUST  CLASS T    CLASS G    CLASS Z
Management Fee (%)                           0.75       0.75       0.75    0.75       0.75       0.75
------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)    None       0.95(6)    None    None       0.95(6)    None
------------------------------------------------------------------------------------------------------
Other expenses (%)                           0.65(7)    0.45       0.25    0.63(7)    0.44       0.21
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)     1.40       2.15       1.00    1.38       2.14       0.96

------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)      Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy Equity Value Fund Retail A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares.

(5)      There is a $7.50 charge for wiring sale proceeds to your bank.

(6) The Galaxy Equity Value Fund and Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of a Fund's average daily net assets attributable to Retail B Shares or Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

(7) The Galaxy Equity Value Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Equity Value Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

      -     $10,000 initial investment

      -     5% total return for each year

      -     The Fund's operating expenses remain the same

      -     Reinvestment of all dividends and distributions

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY EQUITY VALUE FUND
Retail A                                    $  709    $  993    $1,297    $2,158
--------------------------------------------------------------------------------
Retail B(1)
   did not sell your shares                    218       673     1,154     2,117
   sold all your shares at end of period       718       973     1,354     2,117
--------------------------------------------------------------------------------
Retail B(2)
   did not sell your shares                    218       673     1,154     2,292
   sold all your shares at end of period       718     1,073     1,454     2,292
--------------------------------------------------------------------------------
Trust                                          102       318       552     1,225
--------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                     $  707    $  987    $1,287    $2,137
--------------------------------------------------------------------------------
Class G(3)
   Did not sell your shares                    217       670     1,149     2,102
   Sold all your shares at end of period       717       970     1,349     2,102
--------------------------------------------------------------------------------
Class G(4)
   Did not sell your shares                    217       670     1,149     2,279
   Sold all your shares at end of period       717     1,070     1,449     2,279
--------------------------------------------------------------------------------
Class Z                                         98       306       531     1,178
--------------------------------------------------------------------------------

------------
(1) For Galaxy Retail B Shares purchased before January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares six years after purchase.

(2) For Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(3) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased before January 1, 2001. Assumes Class G shares automatically convert to Class T shares six years after purchase.

(4) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                               CORRESPONDING LIBERTY FUND
                                             GALAXY EQUITY GROWTH FUND(1)                        (PRO FORMA COMBINED)(1)
                                   ----------------------------------------------    ---------------------------------------------
                                   RETAIL A  RETAIL B   PRIME A   PRIME B   TRUST    CLASS T  CLASS G    CLASS A  CLASS B  CLASS Z
Maximum sales charge (load)  on
purchases (%) (as a percentage of
the offering price)                 5.75(2)    None     5.50(2)    None      None    5.75(2)    None     5.75(2)    None    None
----------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions (%) (as a
percentage of the lesser of
purchase price or redemption
price)                              1.00(3)    5.00(4)   1.00(3)   5.00(4)   None    1.00(3)    5.00(4)  1.00(5)    5.00(4) None
----------------------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount redeemed, if
applicable)                             (6)        (6)       (6)       (6)      (6)      (6)        (6)      (6)        (6)     (6)
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                            CORRESPONDING LIBERTY FUND
                                        GALAXY EQUITY GROWTH FUND                              (PRO FORMA COMBINED)
                          ---------------------------------------------------------------------------------------------------------
                          RETAIL A   RETAIL B   PRIME A  PRIME B    TRUST      CLASS T    CLASS G    CLASS A    CLASS B    CLASS Z
Management fee(%)          0.75(7)    0.75(7)   0.75(7)  0.75(7)    0.75(7)    0.75(7)    0.75(7)    0.75(7)    0.75(7)    0.75(7)
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and service
  (12b-1) fees(%)          None       0.95(8)   0.25(8)  1.00(8)    None       None       0.95(9)    0.25(9)    1.00       None
-----------------------------------------------------------------------------------------------------------------------------------
Other expenses(%)          0.58(10)   0.43      0.16     0.23       0.19       0.63(10)   0.50       0.15       0.26       0.19
-----------------------------------------------------------------------------------------------------------------------------------
Total annual fund
  operating expenses(%)    1.33(11)   2.13(11)  1.16(11) 1.98(11)   0.94(11)   1.38(11)   2.20(11)   1.15(11)   2.01(11)   0.94(11)

----------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)      Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy Equity Growth Fund Retail A Shares or Prime A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares, when you redeem your shares and, with respect to Class B shares of the Corresponding Liberty Fund, the amount of shares you purchased.

(5) This charge applies only to Corresponding Liberty Fund Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase.

(6)      There is a $7.50 charge for wiring sale proceeds to your bank.

(7) Management fees (after waivers) for all share classes of the Galaxy Equity Growth Fund and Corresponding Liberty Fund would be 0.71% and 0.70%, respectively. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(8) The Galaxy Equity Growth Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services); distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares; and distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95%, 0.25% and 1.00% for Retail B, Prime A and Prime B Shares, respectively, during the current fiscal year.

(9) The Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) and distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate fee of not more than 0.95% and 0.25% for Class G and Class A shares, respectively, during the current fiscal year.

(10) The Galaxy Equity Growth Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

(11) As a result of fee waivers, total annual fund operating expenses are expected to be less than the amounts shown above.

         Total annual fund operating expenses (after waivers) would be:

                                  RETAIL A     RETAIL B     PRIME A      PRIME B       TRUST
                                  --------     --------     -------      -------       -----
Galaxy Equity Growth Fund ........  1.29%        2.09%        1.12%        1.94%        0.90%

                                   CLASS T      CLASS G      CLASS A      CLASS B      CLASS Z
                                   -------      -------      -------      -------      -------
Corresponding Liberty Fund .......   1.33%        2.15%        1.10%        1.96%        0.89%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Equity Growth Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY EQUITY GROWTH FUND
Retail A                                    $  703    $  972    $1,262    $2,084
---------------------------------------------------------------------------------
Retail B(1)
   did not sell your shares                    216       667     1,144     2,071
   sold all your shares at end of period       716       967     1,344     2,071
---------------------------------------------------------------------------------
Retail B(2)
   did not sell your shares                    216       667     1,144     2,258
   sold all your shares at end of period       716     1,067     1,444     2,258
---------------------------------------------------------------------------------
Prime A                                        662       898     1,153     1,881
---------------------------------------------------------------------------------
Prime B(3)
   did not sell your shares                    201       621     1,068     2,094
   sold all your shares at end of period       701       921     1,268     2,094
---------------------------------------------------------------------------------
Trust                                           96       300       520     1,155
---------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                        $  707    $  987    $1,287    $2,137
-----------------------------------------------------------------------------------
Class G(4)
   did not sell your shares                       223       698     1,180     2,136
   sold all your shares at end of period          723       998     1,380     2,136
-----------------------------------------------------------------------------------
Class G(5)
   did not sell your shares                       223       688     1,180     2,326
   sold all your shares at end of period          723     1,088     1,480     2,326
-----------------------------------------------------------------------------------
Class A                                           685       919     1,172     1,892
-----------------------------------------------------------------------------------
Class B(6)
   did not sell your shares                       204       630     1,083     2,116
   sold all of your shares at end of period       704       930     1,283     2,116
-----------------------------------------------------------------------------------
Class Z                                            96       300       520     1,155
-----------------------------------------------------------------------------------


----------
(1) For Galaxy Retail B Shares purchased before January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares six years after purchase.

(2) For Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(3) For Galaxy Prime B Shares. Assumes Galaxy Prime B Shares automatically convert to Galaxy Prime A Shares eight years after purchase.

(4) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased before January 1, 2001. Assumes Class G shares automatically convert to Class T shares six years after purchase.

(5) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

(6) For Liberty Class B shares acquired in the Acquisitions in exchange for Galaxy Prime B Shares and Liberty Class B shares purchased after the Acquisitions. Assumes Liberty Class B shares automatically convert to Liberty Class A shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                                CORRESPONDING LIBERTY FUND
                                          GALAXY SMALL CAP VALUE FUND(1)                          (PRO FORMA COMBINED)(1)
                                  --------------------------------------------------------------------------------------------------
                                  RETAIL A   RETAIL B   PRIME A   PRIME B   TRUST    CLASS T   CLASS G   CLASS A   CLASS B  CLASS Z
Maximum sales charge (load)
on purchases (%) (as a
percentage of the offering price)  5.75(2)     None     5.50(2)     None     None    5.75(2)    None     5.75(2)     None     None
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) on
redemptions (%) (as a
percentage of the lesser
of purchase price or
redemption price)                  1.00(3)     5.00(4)  1.00(3)     5.00(4)  None    1.00(3)    5.00(4)  1.00(5)     5.00(4)  None
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount
redeemed, if applicable)               (6)         (6)      (6)         (6)      ( 6)    (6)        (6)      (6)         (6)     (6)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                         CORRESPONDING LIBERTY FUND
                                 GALAXY SMALL CAP VALUE FUND                                 (PRO FORMA COMBINED)
                        ---------------------------------------------     ----------------------------------------------------------
                        RETAIL A    RETAIL B   PRIME A PRIME B  TRUST     CLASS T     CLASS G     CLASS A      CLASS B     CLASS Z
Management fee(%)         0.75        0.75       0.75    0.75    0.75      0.75(7)     0.75(7)     0.75(7)      0.75(7)     0.75(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and
service (12b-1) fees (%)  None        0.95(8)    0.25(8) 1.00    None      None        0.95(9)     0.25(9)      1.00        None
------------------------------------------------------------------------------------------------------------------------------------
Other expenses (%)        0.67(10)    0.51       0.27    0.40    0.17      0.62(10)    0.49        0.30         0.38        0.17
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund
operating expenses (%)    1.42        2.21       1.27    2.15    0.92      1.37(11)    2.19(11)    1.30(11)     2.13(11)    0.92(11)

----------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)      Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy Small Cap Value Fund Retail A Shares or Prime A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares and, with respect to Class B shares of the Corresponding Liberty Fund, the amount of shares you purchased.

(5) This charge applies only to Corresponding Liberty Fund Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase.

(6)      There is a $7.50 charge for wiring sale proceeds to your bank.

(7) Management fees (after fee waivers) for all share classes of the Corresponding Liberty Fund would be 0.74%. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(8) The Galaxy Small Cap Value Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services); distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares; and distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95%, 0.25% and 1.00% for Retail B, Prime A and Prime B Shares, respectively, during the current fiscal year.

(9) The Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) and distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate fee of not more than 0.95% and 0.25% for Class G and Class A shares, respectively, during the current fiscal year.

(10) The Galaxy Small Cap Value Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

(11) As a result of fee waivers, total annual fund operating expenses for the Corresponding Liberty Fund are expected to be less than the amounts shown above.

Total annual fund operating expenses (after waivers) would be:

                                   CLASS T      CLASS G      CLASS A      CLASS B      CLASS Z
                                   -------      -------      -------      -------      -------
Corresponding Liberty Fund ........  1.36%        2.18%        1.29%        2.12%        0.91%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Small Cap Value Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
GALAXY SMALL CAP VALUE FUND
Retail A                                           $  711      $  998      $1,307      $2,179
---------------------------------------------------------------------------------------------
Retail B(1)
     did not sell your shares                         224         691       1,185       2,161
     sold all your shares at end of period            724         991       1,385       2,161
---------------------------------------------------------------------------------------------
Retail B(2)
     did not sell your shares                         224         691       1,185       2,345
     sold all your shares at end of period            724       1,091       1,485       2,345
---------------------------------------------------------------------------------------------
Prime A                                               672         931       1,209       2,000
---------------------------------------------------------------------------------------------
Prime B(3)
     did not sell your shares                         218         673       1,154       2,259
     sold all your shares at end of period            718         973       1,354       2,259
---------------------------------------------------------------------------------------------
Trust                                                  94         293         509       1,131
---------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                            $  706      $  984      $1,282      $2,127
---------------------------------------------------------------------------------------------
Class G(4)
     did not sell your shares                         222         685       1,175       2,125
     sold all your shares at end of period            722         985       1,375       2,125
---------------------------------------------------------------------------------------------
Class G(5)
     did not sell your shares                         222         685       1,175       2,316
     sold all your shares at end of period            722       1,085       1,475       2,316
---------------------------------------------------------------------------------------------
Class A                                               700         963       1,247       2,053
---------------------------------------------------------------------------------------------
Class B(6)
     did not sell your shares                         216         667       1,144       2,251
     sold all of your shares at end of period         716         967       1,344       2,251
---------------------------------------------------------------------------------------------
Class Z                                                94         293         509       1,131
---------------------------------------------------------------------------------------------

(1) For Galaxy Retail B Shares purchased before January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares six years after purchase.

(2) For Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(3) For Galaxy Prime B Shares. Assumes Galaxy Prime B Shares automatically convert to Galaxy Prime A Shares eight years after purchase.

(4) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased before January 1, 2001. Assumes Class G shares automatically convert to Class T shares six years after purchase.

(5) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

(6) For Liberty Class B shares acquired in the Acquisitions in exchange for Galaxy Prime B Shares and Liberty Class B shares purchased after the Acquisitions. Assumes Liberty Class B shares automatically convert to Liberty Class A shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                 CORRESPONDING LIBERTY FUND
                                          GALAXY SMALL COMPANY EQUITY FUND(1)     (PRO FORMA COMBINED)(1)
                                          -----------------------------------   ----------------------------
                                           RETAIL A    RETAIL B      TRUST      CLASS T   CLASS G    CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)     5.75(2)       None        None       5.75(2)     None      None
------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)         1.00(3)     5.00(4)       None       1.00(3)   5.00(4)     None
------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                               (5)         (5)          (5)         (5)       (5)        (5)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                 CORRESPONDING LIBERTY FUND
                                          GALAXY SMALL COMPANY EQUITY FUND        (PRO FORMA COMBINED)
                                          --------------------------------        ----------------------------

                                           RETAIL A   RETAIL B      TRUST       CLASS T      CLASS G   CLASS Z
Management fee (%)                           0.75       0.75         0.75         0.75        0.75      0.75
------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)    None       0.95(6)      None         None        0.95(6)   None
------------------------------------------------------------------------------------------------------------
Other expenses (%)                           0.67(7)    0.55         0.28         0.69(7)(8)  0.55      0.26
------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)     1.42       2.25         1.03         1.44(8)     2.25      1.01

----------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy Small Company Equity Fund Retail A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

(6) The Galaxy Small Company Equity Fund and Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares or Class G shares as applicable (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

(7) The Galaxy Small Company Equity Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

(8) The Corresponding Liberty Fund's adviser and/or its affiliates have agreed to reimburse 0.05% of other expenses for Class T shares for a period of one-year following the reorganization. As a result, actual other expenses and total annual fund operating expenses would be 0.64% and 1.39%, respectively.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Small Company Equity Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
GALAXY SMALL COMPANY EQUITY FUND
Retail A                                        $  711      $  998      $1,307      $2,179
-------------------------------------------------------------------------------------------
Retail B(1)
     did not sell your shares                      228         703       1,205       2,184
     sold all your shares at end of period         728       1,003       1,405       2,184
-------------------------------------------------------------------------------------------
Retail B(2)
     did not sell your shares                      228         703       1,205       2,376
     sold all your shares at end of period         728       1,103       1,505       2,376
-------------------------------------------------------------------------------------------
Trust Shares                                       105         328         569       1,259
-------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                         $  713      $1,004      $1,317      $2,200
-------------------------------------------------------------------------------------------
Class G(3)
     did not sell your shares                      229         706       1,210       2,199
     sold all your shares at end of period         729       1,006       1,410       2,199
-------------------------------------------------------------------------------------------
Class G(4)
     did not sell your shares                      229         706       1,210       2,389
     sold all your shares at end of period         729       1,106       1,510       2,389
-------------------------------------------------------------------------------------------
Class Z                                            103         322         558       1,236
-------------------------------------------------------------------------------------------

(1) For Galaxy Retail B Shares purchased before January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares six years after purchase.

(2) For Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(3) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased before January 1, 2001. Assumes Class G shares automatically convert to Class T shares six years after purchase.

(4) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                            CORRESPONDING LIBERTY FUND
                                    GALAXY INTERNATIONAL EQUITY FUND(1)                      (PRO FORMA COMBINED)(1)
                                    -----------------------------------                      -----------------------

                            RETAIL A  RETAIL B  RETAIL B  PRIME A  PRIME B  TRUST  CLASS T  CLASS G  CLASS A  CLASS B  CLASS Z

Maximum sales charge
(load) on purchases (%)
(as a percentage of the
offering price)              5.75(2)   None      None      5.50(2)  None      None  5.75(2)  None     5.75(2)  None       None
------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) on
redemptions (%) (as a
percentage of the lesser
of purchase price or
redemption price)            1.00(3)   5.00(4)   5.50(4)(5) 1.00(3)  5.00(4)  None  1.00(3)  5.00(4)  1.00(6)  5.00(4)    None
Redemption fee (%) (as a
percentage of amount
redeemed, if applicable)       (7)       (7)       (7)      (7)      (7)      (7)    (7)      (7)      (7)      (7)        (7)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                          CORRESPONDING LIBERTY FUND
                                       GALAXY INTERNATIONAL EQUITY FUND                      (PRO FORMA COMBINED)
                                       --------------------------------                      --------------------

                               RETAIL A  RETAIL B  PRIME A   PRIME B   TRUST   CLASS T     CLASS G    CLASS A  CLASS B  CLASS Z
Management fee  (%)            0.88(8)   0.88(8)   0.88(8)   0.88(8)   0.88(8)  0.89(8)      0.89(8)  0.89(8)  0.89(8)  0.89(8)
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees (%)               None      0.95(9)   0.25(9)   1.00(9)   None     None         0.95(10) 0.25(10) 1.00     None
--------------------------------------------------------------------------------------------------------------------------------
Other expenses (%)             0.76(11)  0.83      0.64      0.31      0.28     0.86(11)(12) 1.09(12) 0.71     0.30     0.29(12)
--------------------------------------------------------------------------------------------------------------------------------
Total annual fund
operating expenses (%)         1.64(13)  2.66(13)  1.77(13)  2.19(13)  1.16(13) 1.75(13)     2.93(13) 1.85(13) 2.19(13) 1.18(13)

----------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)      Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy International Equity Fund Retail A Shares or Prime A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares, when you redeem your shares and, with respect to Class B shares of the Corresponding Liberty Fund, the amount of shares you purchased.

(5) This amount applies only to Retail B Shares acquired in the reorganization of the Pillar International Equity Fund (the "Pillar Fund") into the Galaxy International Equity Fund (the "Pillar Reorganization") if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares you held prior to the Pillar Reorganization.

(6) This charge applies only to Corresponding Liberty Fund Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase.

(7)      There is a $7.50 charge for wiring sale proceeds to your bank.

(8) Management fees (after waivers) for all share classes of the Galaxy International Equity Fund and Corresponding Liberty Fund would be 0.63% and 0.64%, respectively. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(9) The Galaxy International Equity Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services); distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares; and distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95%, 0.25% and 1.00% for Retail B, Prime A and Prime B Shares, respectively, during the current fiscal year.

(10) The Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) and distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate fee of not more than 0.95% and 0.25% for Class G and Class A shares, respectively, during the current fiscal year.

(11) The Galaxy International Equity Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

(12) The Corresponding Liberty Fund's adviser and/or its affiliates have agreed to reimburse 0.11%, 0.25% and 0.03% of other expenses for Class T shares, Class G shares and Class Z shares, respectively, for a period of one-year following the reorganization. Other expenses after reimbursements are expected to be 0.75%, 0.84% and 0.26% for Class T shares, Class G shares and Class Z shares, respectively.

(13) As a result of fee waivers and expense reimbursements, total annual fund operating expenses are expected to be less than the amounts shown above.

         Total annual fund operating expenses (after waivers and reimbursements) would be:

                                         RETAIL A         RETAIL B       PRIME A      PRIME B        TRUST
                                         --------         --------       -------      -------        -----
Galaxy International Equity Fund           1.39%           2.41%          1.52%        1.94%         0.91%

                                          CLASS T         CLASS G        CLASS A      CLASS B       CLASS Z
                                          -------         -------        -------      -------       -------
Corresponding Liberty Fund                 1.39%           2.43%          1.60%        1.94%         0.90%

EXAMPLE EXPENSES

         Example Expenses help you compare the cost of investing in the Galaxy International Equity Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
GALAXY INTERNATIONAL EQUITY FUND
Retail A                                        $  732      $1,063      $1,415      $2,407
------------------------------------------------------------------------------------------
Retail B(1)
     did not sell your shares                      269         826       1,410       2,518
     sold all your shares at end of period         769       1,126       1,610       2,518
------------------------------------------------------------------------------------------
Retail B(2)
     did not sell your shares                      269         826       1,410       2,746
     sold all your shares at end of period         769       1,226       1,710       2,746
------------------------------------------------------------------------------------------
Retail B(3)
     did not sell your shares                      269         826       1,410       2,746
     sold all your shares at end of period         819       1,226       1,610       2,746
------------------------------------------------------------------------------------------
Prime A                                            720       1,077       1,457       2,519
------------------------------------------------------------------------------------------
Prime B(4)
     did not sell your shares                      222         685       1,175       2,418
     sold all your shares at end of period         722         985       1,375       2,418
------------------------------------------------------------------------------------------
Trust                                              118         368         638       1,409
------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                         $  743      $1,094      $1,469      $2,519
------------------------------------------------------------------------------------------
Class G(5)
     Did not sell your shares                      296         907       1,543       2,715
     Sold all your shares at end of period         796       1,207       1,743       2,715
------------------------------------------------------------------------------------------
Class G(6)
     Did not sell your shares                      296         907       1,543       2,973
     Sold all your shares at end of period         796       1,307       1,843       2,973
------------------------------------------------------------------------------------------
Class G(7)
     Did not sell your shares                      296         907       1,543       2,973
     Sold all your shares at end of period         846       1,307       1,743       2,973
------------------------------------------------------------------------------------------
Class A                                            752       1,123       1,518       2,619
------------------------------------------------------------------------------------------
Class B(8)
     Did not sell your shares                      222         685       1,175       2,438
     Sold all your shares at end of period         722         985       1,375       2,438
------------------------------------------------------------------------------------------
Class Z                                            120         375         649       1,432
------------------------------------------------------------------------------------------


(1) For Galaxy Retail B Shares purchased before January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares six years after purchase.

(2) For Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(3) For Galaxy Retail B Shares acquired in connection with the Pillar Reorganization. Assumes Galaxy Retail B Shares convert to Galaxy Retail A Shares eight years after purchase of the Pillar Class B Shares held prior to the Pillar Reorganization.

(4) For Galaxy Prime B Shares. Assumes Galaxy Prime B Shares automatically convert to Galaxy Prime A Shares eight years after purchase.

(5) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased before January 1, 2001. Assumes Class G shares automatically convert to Class T shares six years after purchase.

(6) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

(7) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares that were acquired in connection with the Pillar Reorganization. Assumes Class G shares convert to Class T shares eight years after purchase of the Pillar Retail B Shares held prior to the Pillar Reorganization.

(8) For Liberty Class B shares acquired in the Acquisitions in exchange for Galaxy Prime B Shares and Liberty Class B shares purchased after the Acquisitions. Assumes Liberty Class B shares automatically convert to Liberty Class A shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                        CORRESPONDING LIBERTY FUND
                                           GALAXY NEW JERSEY MUNICIPAL BOND FUND(1)       (PRO FORMA COMBINED)(1)
                                           ----------------------------------------       -----------------------

                                             RETAIL A     RETAIL B       TRUST       CLASS T      CLASS G      CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)       4.75(2)      None           None       4.75(2)       None          None
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)           1.00(3)      5.00(4)        None       1.00(3)       5.00(4)       None
----------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                 (5)          (5)           (5)         (5)           (5)           (5)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                     CORRESPONDENCE LIBERTY FUND
                                        GALAXY NEW JERSEY MUNICIPAL BOND FUND           (PRO FORMA COMBINED)
                                        -------------------------------------           --------------------

                                          RETAIL A     RETAIL B       TRUST       CLASS T      CLASS G      CLASS Z
Management fee (%)                         0.75(6)      0.75(6)       0.75(6)      0.75(6)     0.75(6)      0.75(6)
--------------------------------------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees (%)                           None         0.80(7)       None         None        0.80(7)      None
--------------------------------------------------------------------------------------------------------------------
Other expenses (%)                         0.56(8)      0.51          0.33         0.32(8)     0.52(9)      0.20
--------------------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                               1.31(10)     2.06(10)      1.08(10)     1.07(10)    2.07(10)     0.95(10)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy New Jersey Municipal Bond Fund Retail A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

(6) Management fees (after waivers) for all share classes would be 0.55% for both the Galaxy New Jersey Municipal Bond Fund and the Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(7) The Galaxy New Jersey Municipal Bond Fund and Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

(8) The Galaxy New Jersey Municipal Bond Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.30% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.15% for shareholder liaison services and up to 0.15% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.

(9) The Corresponding Liberty Fund's adviser and/or its affiliates have agreed to reimburse 0.06% of other expenses for Class G shares for a period of one year following the reorganization. Other expenses after reimbursements are expected to be 0.46% for Class G shares.

(10) As a result of fee waivers and expense reimbursements, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after waivers and reimbursements) would be:

                                                  RETAIL A     RETAIL B        TRUST
Galaxy New Jersey Municipal Bond Fund.......        1.11%        1.86%         0.88%

                                                   CLASS T      CLASS G       CLASS Z

Corresponding Liberty Fund..................        0.87%        1.81%         0.75%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy New Jersey Municipal Bond Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
GALAXY NEW JERSEY MUNICIPAL BOND FUND
Retail A                                        $  602      $  870      $1,159      $1,979
------------------------------------------------------------------------------------------
Retail B(1)
     did not sell your shares                      209         646       1,108       2,197
     sold all your shares at end of period         709       1,046       1,408       2,197
------------------------------------------------------------------------------------------
Trust                                              110         343         595       1,317
------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                         $  579      $  799      $1,037      $1,719
------------------------------------------------------------------------------------------
Class G(2)
     Did not sell your shares                      210         649       1,114       2,143
     Sold all your shares at end of period         710       1,049       1,414       2,143
------------------------------------------------------------------------------------------
Class Z                                             97         303         525       1,166
------------------------------------------------------------------------------------------

(1) Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(2) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                   CORRESPONDING LIBERTY FUND
                                          GALAXY NEW YORK MUNICIPAL BOND FUND(1)     (PRO FORMA COMBINED)(1)
                                          --------------------------------------     -----------------------

                                            RETAIL A     RETAIL B       TRUST      CLASS T   CLASS G    CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)      4.75(2)       None          None       4.75(2)     None        None
----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)          1.00(3)       5.00(4)       None       1.00(3)     5.00(4)     None
----------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                (5)           (5)          (5)         (5)         (5)         (5)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                 CORRESPONDING LIBERTY FUND
                                         GALAXY NEW YORK MUNICIPAL BOND FUND        (PRO FORMA COMBINED)
                                         -----------------------------------        --------------------

                                          RETAIL A     RETAIL B       TRUST      CLASS T   CLASS G     CLASS Z
Management fee  (%)                        0.75(6)      0.75(6)      0.75(6)     0.75(6)    0.75(6)     0.75(6)
----------------------------------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees (%)                           None         0.80(7)      None        None       0.80(7)     None
----------------------------------------------------------------------------------------------------------------
Other expenses (%)                         0.43(8)      0.33         0.24        0.40(8)    0.31(9)     0.22
----------------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                               1.18(10)     1.88(10)     0.99(10)    1.15(10)   1.86(10)    0.97(10)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy New York Municipal Bond Fund Retail A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

(6) Management fees (after waivers) for all share classes would be 0.55% for both the Galaxy New York Municipal Bond Fund and the Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(7) The Galaxy New York Municipal Bond Fund and the Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

(8) The Galaxy New York Municipal Bond Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.30% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.15% for shareholder liaison services and up to 0.15% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.

(9) The Corresponding Liberty Fund's adviser and/or its affiliates have agreed to reimburse 0.08% of other expenses for Class G shares for a period of one year following the reorganization. Other expenses after reimbursements are expected to be 0.23% for Class G shares.

(10) As a result of fee waivers and expense reimbursements, total annual fund operating expenses are expected to be less than the amounts shown above.

     Total annual fund operating expenses (after waivers and reimbursements) would be:

                                                 RETAIL A    RETAIL B       TRUST
Galaxy New York Municipal Bond Fund.........      0.98%       1.68%         0.79%

                                                 CLASS T     CLASS G       CLASS Z
Corresponding Liberty Fund..................      0.95%       1.58%         0.77%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy New York Municipal Bond Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
GALAXY NEW YORK MUNICIPAL BOND FUND
Retail A                                        $  590      $  832      $1,093      $1,839
------------------------------------------------------------------------------------------
Retail B(1)
     Did not sell your shares                      191         591       1,016       2,018
     Sold all your shares at end of period         691         991       1,316       2,018
------------------------------------------------------------------------------------------
Trust                                              101         315         547       1,213
------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                         $  587      $  823      $1,078      $1,806
------------------------------------------------------------------------------------------
Class G(2)
     Did not sell your shares                      189         585       1,006       2,000
     Sold all your shares at end of period         689         985       1,306       2,000
------------------------------------------------------------------------------------------
Class Z                                             99         309         536       1,190
------------------------------------------------------------------------------------------

(1) Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(2) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                           GALAXY RHODE ISLAND MUNICIPAL BOND      CORRESPONDING LIBERTY FUND
                                                         FUND(1)                     (PRO FORMA COMBINED)(1)
                                                         -------                     -----------------------

                                           RETAIL A      RETAIL B       TRUST      CLASS T   CLASS G   CLASS Z

Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)    4.75(2)       None            None      4.75(2)   None       None
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)        1.00(3)       5.00(4)         None      1.00(3)   5.00(4)    None
--------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                              (5)           (5)           (5)         (5)       (5)       (5)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                         GALAXY RHODE ISLAND MUNICIPAL BOND FUND   CORRESPONDING LIBERTY FUND
                                                                                      (PRO FORMA COMBINED)
                                         ---------------------------------------   --------------------------
                                          RETAIL A      RETAIL B       TRUST      CLASS T   CLASS G   CLASS Z
Management fee  (%)                        0.75(6)       0.75(6)       0.75(6)     0.75(6)   0.75(6)   0.75(6)
--------------------------------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees (%)                           None          0.80(7)       None        None      0.80(7)   None
--------------------------------------------------------------------------------------------------------------
Other expenses (%)                         0.19(8)       0.21          0.18        0.18(8)   0.20      0.16
--------------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                               0.94(9)       1.76(9)       0.93(9)     0.93(9)   1.75(9)   0.91(9)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy Rhode Island Municipal Bond Fund Retail A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

(6) Management fees (after waivers) for all share classes would be 0.55% for both the Galaxy Rhode Island Municipal Bond Fund and the Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(7) The Galaxy Rhode Island Municipal Bond Fund and the Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

(8) The Galaxy Rhode Island Municipal Bond Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.30% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.15% for shareholder liaison services and up to 0.15% for administrative support services). No fees were charged under the shareholder service plan with respect to Retail A Shares of the Galaxy Rhode Island Municipal Bond Fund for the year ended October 31, 2001 and no fees will be charged for the Corresponding Liberty Fund during the current fiscal year.

(9) As a result of fee waivers, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after waivers) would be:

                                                   RETAIL A      RETAIL B        TRUST
Galaxy Rhode Island Municipal Bond Fund.....        0.74%          1.56%         0.73%

                                                   CLASS T        CLASS G       CLASS Z
Corresponding Liberty Fund..................        0.73%          1.55%         0.71%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing the Galaxy Rhode Island Municipal Bond Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions


                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
GALAXY RHODE ISLAND MUNICIPAL BOND FUND
Retail A                                        $  566      $  760      $  970      $1,575
------------------------------------------------------------------------------------------
Retail B(1)
     Did not sell your shares                      179         554         954       1,857
     Sold all your shares at end of period         679         954       1,254       1,857
------------------------------------------------------------------------------------------
Trust                                               95         296         515       1,143
------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                         $  565      $  757      $1,965      $1,564
------------------------------------------------------------------------------------------
Class G(2)
     Did not sell your shares                      178         551         949       1,886
     Sold all your shares at end of period         678         951       1,249       1,886
------------------------------------------------------------------------------------------
Class Z                                             93         290         504       1,120
------------------------------------------------------------------------------------------

(1) Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(2) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Class G shares. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                    GALAXY FLORIDA MUNICIPAL        CORRESPONDING LIBERTY FUND
                                                           BOND FUND(1)               (PRO FORMA COMBINED)(1)
                                                           ------------               -----------------------

                                                              TRUST                          CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)                        None                            None
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)                            None                            None
--------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                                (2)                             (2)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                    GALAXY FLORIDA MUNICIPAL       CORRESPONDING LIBERTY FUND
                                                            BOND FUND                 (PRO FORMA COMBINED)
                                                            ---------                 --------------------
                                                              TRUST                          CLASS Z

Management fee  (%)                                          0.75(3)                         0.75(3)
-------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees  (%)                     None                            None
-------------------------------------------------------------------------------------------------------------
Other expenses (%)                                             0.22                            0.19
-------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)                    0.97(4)                         0.94(4)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to your bank.

(3) Management fees (after waivers) would be 0.55% for both the Galaxy Florida Municipal Bond Fund and Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(4) As a result of fee waivers, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after waivers) would be:

                                            TRUST
Galaxy Florida Municipal Bond Fund          0.77%

                                           CLASS Z
Corresponding Liberty Fund                  0.74%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Florida Municipal Bond Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                            1 YEAR            3 YEARS          5 YEARS          10 YEARS
GALAXY FLORIDA MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------
Trust                                         $99               $309             $536            $1,190
---------------------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
---------------------------------------------------------------------------------------------------------
Class Z                                       $96               $300             $520            $1,155
---------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(paid directly from your investment)

                                               GALAXY PENNSYLVANIA        CORRESPONDING LIBERTY FUND
                                              MUNICIPAL BOND FUND(1)       (PRO FORMA COMBINED)(1)

                                                        TRUST                   CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)                 None                      None
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)                     None                      None
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                          (2)                      (2)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                 GALAXY PENNSYLVANIA   CORRESPONDING LIBERTY FUND
                                                 MUNICIPAL BOND FUND      (PRO FORMA COMBINED)

                                                        TRUST                   CLASS Z
Management fee  (%)                                    0.75(3)                  0.75%(3)
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees  (%)              None                      None
-------------------------------------------------------------------------------------------------------
Other expenses (%)                                     0.39(4)                  0.36%(4)
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)              1.14(5)                  1.11(5)

----------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)      There is a $7.50 charge for wiring sale proceeds to your bank.

(3) Management fees (after waivers) would be 0.55% for both the Galaxy Pennsylvania Municipal Bond Fund and the Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(4) The Galaxy Pennsylvania Municipal Bond Fund's administrator is waiving 0.03% of its fees and the Corresponding Liberty Fund's adviser and/or its affiliates have agreed to reimburse 0.03% of the bookkeeping fees for a period of one year following the reorganization so that other Expenses are expected to be 0.36% and 0.33%, respectively, of the Galaxy Pennsylvania Municipal Bond Fund and the Corresponding Liberty Fund.

(5) As a result of fee waivers, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after waivers) would be:

                                                               TRUST
                                                               -----
                  Galaxy Pennsylvania Municipal Bond Fund.....  0.91%

                                                               CLASS Z
                                                               -------
                  Corresponding Liberty Fund..................  0.88%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing the Galaxy Pennsylvania Municipal Bond Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                                      1 YEAR        3 YEARS        5 YEARS       10 YEARS
GALAXY PENNSYLVANIA MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------
Trust                                                  $116           $362          $628          $1,386
------------------------------------------------------------------------------------------------------------


CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
------------------------------------------------------------------------------------------------------------
Class Z                                                $113           $353          $612          $1,352
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(paid directly from your investment)

                                               GALAXY INTERMEDIATE GOVERNMENT          CORRESPONDING LIBERTY FUND
                                                       INCOME FUND(1)                    (PRO FORMA COMBINED)(1)

                                           RETAIL A       RETAIL B         TRUST       CLASS T    CLASS G    CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)     4.75(2)        None            None        4.75(2)     None        None
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)         1.00(3)        5.00(4)         None        1.00(3)     5.00(4)     None
----------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                               (5)            (5)             (5)         (5)         (5)         (5)


ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                GALAXY INTERMEDIATE GOVERNMENT          CORRESPONDING LIBERTY FUND
                                                        INCOME FUND                        (PRO FORMA COMBINED)

                                           RETAIL A       RETAIL B         TRUST       CLASS T    CLASS G    CLASS Z
Management fee  (%)                         0.75(6)        0.75(6)         0.75(6)      0.75(6)    0.75(6)     0.75(6)
-----------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)   None           0.80(7)         None         None       0.80(7)     None
-----------------------------------------------------------------------------------------------------------------------
Other expenses (%)                          0.43(8)        0.43            0.15         0.39(8)    0.39        0.14
-----------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)    1.18(9)        1.98(9)         0.90(9)      1.14(9)    1.94(9)     0.89(9)

----------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)      Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy Intermediate Government Income Fund Retail A Shares and Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares.

(5)      There is a $7.50 charge for wiring sale proceeds to your bank.

(6) Management fees (after waivers) for all share classes would be 0.54% and 0.55%, respectively, for the Galaxy Intermediate Government Income Fund and Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(7) The Galaxy Intermediate Government Income Fund and the Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

(8) The Galaxy Intermediate Government Income Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.30% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.15% for shareholder liaison services and up to 0.15% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.

(9) As a result of fee waivers, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after waivers) would be:

                                                          RETAIL A         RETAIL B         TRUST
                                                          --------         --------         -----
     Galaxy Intermediate Government Income Fund..          0.97%            1.77%           0.69%

                                                          CLASS T          CLASS G         CLASS Z
                                                          -------          -------         -------
     Corresponding Liberty Fund..................          0.94%            1.74%           0.69%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Intermediate Government Income Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        The Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions

                                                          1 YEAR       3 YEARS      5 YEARS      10 YEARS
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
Retail A                                                    $590         $ 832       $1,093       $1,839
-----------------------------------------------------------------------------------------------------------
Retail B(1)
     did not sell your shares                                201           621        1,068        1,910
     sold all your shares at end of period                   701           921        1,268        1,910
-----------------------------------------------------------------------------------------------------------
Retail B(2)
     did not sell your shares                                201           621        1,068        2,100
     sold all your shares at end of period                   701         1,021        1,368        2,100
-----------------------------------------------------------------------------------------------------------
Trust                                                         92           287          498        1,108
-----------------------------------------------------------------------------------------------------------


CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                                     $586         $820        $1,073       $1,795
-----------------------------------------------------------------------------------------------------------
Class G(3)
     did not sell your shares                                197          609         1,047        1,876
     sold all your shares at end of period                   697          909         1,247        1,876
-----------------------------------------------------------------------------------------------------------
Class G(4)
     did not sell your shares                                197          609         1,047        2,062
     sold all your shares at end of period                   697        1,009         1,347        2,062
-----------------------------------------------------------------------------------------------------------
Class Z                                                       91          284           493        1,096
-----------------------------------------------------------------------------------------------------------

(1) For Galaxy Retail B Shares purchased before January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares six years after purchase.

(2) For Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(3) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased before January 1, 2001. Assumes Class G shares automatically convert to Class T shares six years after purchase.

(4) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                               CORRESPONDING LIBERTY FUND
                                         GALAXY QUALITY PLUS BOND FUND(1)                        (PRO FORMA COMBINED)(1)
                               -------------------------------------------------------   -------------------------------------------
                               RETAIL A  RETAIL B  RETAIL B    PRIME A  PRIME B  TRUST   CLASS T  CLASS G  CLASS A  CLASS B  CLASS Z

Maximum sales charge (load)
on purchases (%) (as a
percentage of the offering
price)                          4.75(2)   None      None       4.75(2)  None     None    4.75(2)   None    4.75(2)  None      None
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions (%) (as
a percentage of the lesser of
purchase price or redemption
price)                          1.00(3)   5.00(4)   5.50(4)(5) 1.00(3)  5.00(4)  None    1.00(3)   5.00(4) 1.00(6)  5.00(4)   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount
redeemed, if applicable)          (7)       (7)       (7)        (7)      (7)      (7)     (7)       (7)     (7)      (7)       (7)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                        GALAXY QUALITY PLUS BOND FUND           CORRESPONDING LIBERTY FUND (PRO FORMA COMBINED)

                               RETAIL A  RETAIL B  PRIME A   PRIME B   TRUST    CLASS T   CLASS G   CLASS A   CLASS B   CLASS Z
Management fee  (%)            0.75(8)   0.75(8)   0.75(8)   0.75(8)   0.75(8)  0.75(8)   0.75(8)   0.75(8)   0.75(8)   0.75(8)
---------------------------------------------------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees  (%)              None      0.80(9)   0.25(9)   1.00(9)   None     None      0.80(10)  0.25(10)  1.00      None
---------------------------------------------------------------------------------------------------------------------------------
Other expenses (%)             0.43(11)  0.29      0.33(12)  0.21      0.19     0.37(11)  0.28      0.13(12)  0.11      0.16
---------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                   1.18(13)  1.84(13)  1.33(13)  1.96(13)  0.94(13) 1.12(13)  1.83(13)  1.13(13)  1.86(13)  0.91(13)

----------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)      Reduced sales charges may be available.

(3) This charge applies only to investments in Galaxy Quality Plus Bond Fund Retail A Shares or Prime A Shares or Corresponding Liberty Fund Class T shares of $1 million or more that are redeemed within one year after purchase.

(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares, when you redeem your shares and, with respect to Class B shares of the Corresponding Liberty Fund, the amount of shares you purchased.

(5) This amount applies only to Retail B Shares acquired in the reorganization of the Pillar Fixed Income Fund (the "Pillar Fund") into the Galaxy Quality Plus Bond Fund (the "Pillar Reorganization") if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares you held prior to the Pillar Reorganization.

(6) This charge applies only to Corresponding Liberty Fund Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase.

(7)      There is a $7.50 charge for wiring sale proceeds to your bank.

(8) Management fees (after waivers) for all share classes would be 0.53% for both the Galaxy Quality Plus Bond Fund and the Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(9) The Galaxy Quality Plus Bond Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services); distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares; and distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80%, 0.25% and 1.00% for Retail B, Prime A and Prime B Shares, respectively, during the current fiscal year.

(10) The Corresponding Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 0.95% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.15% for shareholder liaison services and up to 0.15% for administrative support services) and distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate fee of not more than 0.80% and 0.25% for Class G and Class A shares, respectively, during the current fiscal year.

(11) The Galaxy Quality Plus Bond Fund and Corresponding Liberty Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.30% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.15% for shareholder liaison services and up to 0.15% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.

(12) The Galaxy Quality Plus Fund's transfer agent is waiving a portion of its fees (which are included in other expenses) so that other expenses for Prime A Shares are expected to be 0.32%. The Corresponding Liberty Fund's adviser and/or its affiliates have agreed to reimburse 0.01% of the transfer agency fees for Class A shares for a period of one year following the reorganization. Other expenses after reimbursements are expected to be 0.12% for Class A shares.

(13) As a result of fee waivers, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after waivers) would be:

                                                      RETAIL A    RETAIL B      PRIME A      PRIME B        TRUST
                                                      --------    --------      -------      -------        -----
                  Galaxy Quality Plus Bond Fund...     0.96%       1.62%         1.10%        1.74%         0.72%

                                                       CLASS T     CLASS G      CLASS A      CLASS B       CLASS Z
                                                       -------     -------      -------      -------       -------
                  Corresponding Liberty Fund......      0.90%       1.61%        0.90%        1.64%         0.69%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Quality Plus Bond Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

      -     $10,000 initial investment
      -     5% total return for each year
      -     The Fund's operating expenses remain the same
      -     Reinvestment of all dividends and distributions

                                                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
GALAXY QUALITY PLUS BOND FUND
Retail A                                               $590           $832         $1,093          $1,839
-----------------------------------------------------------------------------------------------------------
Retail B(1)
     did not sell your shares                           187            579            995           1,828
     sold all your shares at end of period              687            879          1,195           1,828
-----------------------------------------------------------------------------------------------------------
Retail B(2)
     did not sell your shares                           187            579            995           1,986
     sold all your shares at end of period              687            979          1,295           1,986
-----------------------------------------------------------------------------------------------------------
Retail B(3)
     did not sell your shares                           187            579            995           1,986
     sold all your shares at end of period              737            979          1,195           1,986
-----------------------------------------------------------------------------------------------------------
Prime A                                                 604            876          1,169           2,000
-----------------------------------------------------------------------------------------------------------
Prime B(4)
     did not sell your shares                           199            615          1,057           2,122
     sold all your shares at end of period              699            915          1,257           2,122
-----------------------------------------------------------------------------------------------------------
Trust                                                    96            300            520           1,155
-----------------------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
Class T                                                $584           $814         $1,063          $1,773
-----------------------------------------------------------------------------------------------------------
Class G(5)
     did not sell your shares                           186            576            990           1,807
     sold all your shares at end of period              686            876          1,190           1,807
-----------------------------------------------------------------------------------------------------------
Class G(6)
     did not sell your shares                           186            576            990           1,970
     sold all your shares at end of period              686            976          1,290           1,970
-----------------------------------------------------------------------------------------------------------
Class G(7)
     did not sell your shares                           186            576            990           1,970
     sold all your shares at end of period              736            976          1,190           1,970
-----------------------------------------------------------------------------------------------------------
Class A                                                 585            817          1,068           1,784
-----------------------------------------------------------------------------------------------------------
Class B(8)
     did not sell your shares                           189            585          1,006           1,989
     sold all your shares at end of period              689            885          1,206           1,989
-----------------------------------------------------------------------------------------------------------
Class Z                                                  93            290            504           1,120
-----------------------------------------------------------------------------------------------------------

(1) For Galaxy Retail B Shares purchased before January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares six years after purchase.

(2) For Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Galaxy Retail B Shares automatically convert to Galaxy Retail A Shares eight years after purchase.

(3) For Galaxy Retail B Shares acquired in connection with the Pillar Reorganization. Assumes Galaxy Retail B Shares convert to Galaxy Retail A Shares eight years after purchase of the Pillar Class B Shares held prior to the Pillar Reorganization.

(4) For Galaxy Prime B Shares. Assumes Galaxy Prime B Shares automatically convert to Galaxy Prime A Shares eight years after purchase.

(5) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased before January 1, 2001. Assumes Class G shares automatically convert to Class T shares six years after purchase.

(6) For Class G shares purchased after the Acquisitions or acquired in the Acquisitions in exchange for Galaxy Retail B Shares purchased on or after January 1, 2001. Assumes Class G shares automatically convert to Class T shares eight years after purchase.

(7) For Class G shares acquired in the Acquisitions in exchange for Galaxy Retail B Shares that were acquired in connection with the Pillar Reorganization. Assumes Class G shares convert to Class T shares eight years after purchase of the Pillar Class B Shares held prior to the Pillar Reorganization.

(8) For Liberty Class B shares acquired in the Acquisitions in exchange for Galaxy Prime B Shares and Liberty Class B shares purchased after the Acquisitions. Assumes Liberty Class B shares automatically convert to Liberty Class A shares eight years after purchase.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                              CORRESPONDING LIBERTY FUND
                                             GALAXY CORPORATE BOND FUND(1)      (PRO FORMA COMBINED)(1)
                                             -----------------------------      -----------------------

                                                        TRUST                         CLASS Z
Maximum sales charge (load)
on purchases (%)
(as a percentage of the offering price)                 None                            None
--------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%)
(as a percentage of the lesser of
purchase price or redemption price)                     None                            None
--------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed,
 if applicable)                                          (2)                            (2)

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                             CORRESPONDING LIBERTY FUND
                                                GALAXY CORPORATE BOND FUND      (PRO FORMA COMBINED)
                                                --------------------------      --------------------

                                                           TRUST                      CLASS Z
Management fee  (%)                                       0.75(3)                     0.75(3)
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees  (%)                 None                         None
-------------------------------------------------------------------------------------------------------
Other expenses (%)                                         0.22                         0.16
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)                 0.97(4)                     0.91(4)

----------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)   There is a $7.50 charge for wiring sale proceeds to your bank.

(3) Management fees (after waivers) would be 0.55% for both the Galaxy Corporate Bond Fund and the Corresponding Liberty Fund. FIA has undertaken to maintain these fee waivers through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

(4) As a result of fee waivers, total annual fund operating expenses are expected to be less than the amounts shown above. Total annual fund operating expenses (after waivers) would be 0.77% and 0.71%, respectively, for the Galaxy Corporate Bond Fund and the Corresponding Liberty Fund.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Corporate Bond Fund with the cost of investing in the Corresponding Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

      -     $10,000 initial investment
      -     5% total return for each year
      -     The Fund's operating expenses remain the same
      -     Reinvestment of all dividends and distributions

                                       1 YEAR          3 YEARS          5 YEARS         10 YEARS
GALAXY CORPORATE BOND FUND
------------------------------------------------------------------------------------------------
Trust Shares                              $99             $309             $536           $1,190
------------------------------------------------------------------------------------------------

CORRESPONDING LIBERTY FUND
(PRO FORMA COMBINED)
------------------------------------------------------------------------------------------------
Class Z                                   $93             $290             $504           $1,120
------------------------------------------------------------------------------------------------

The projected post-Acquisitions pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that the current contractual agreements will remain in place. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Funds or their investment adviser.

                                                                      APPENDIX C

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE GALAXY FUNDS

      Only the shareholders of record of each Galaxy Fund at the close of business on August 2, 2002, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of each Galaxy Fund was as follows:

                                                                                                 NUMBER OF SHARES
                                                                                                  OUTSTANDING AND
FUND                                                                       CLASS                 ENTITLED TO VOTE
----                                                                       -----                 ----------------
GALAXY EQUITY VALUE FUND.............................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY EQUITY GROWTH FUND............................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Prime A Shares

                                                                        Prime B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY SMALL CAP VALUE FUND..........................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Prime A Shares

                                                                        Prime B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY SMALL COMPANY EQUITY FUND.....................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Trust Shares

                                                                        Total

                                                                                                 NUMBER OF SHARES
                                                                                                  OUTSTANDING AND
FUND                                                                       CLASS                 ENTITLED TO VOTE
----                                                                       -----                 ----------------
GALAXY INTERNATIONAL EQUITY FUND.....................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Prime A Shares

                                                                        Prime B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY NEW JERSEY MUNICIPAL BOND FUND................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY NEW YORK MUNICIPAL BOND FUND..................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY RHODE ISLAND MUNICIPAL BOND FUND..............                   Retail A Shares

                                                                        Retail B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY FLORIDA MUNICIPAL BOND FUND...................                   Trust Shares

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND..............                   Trust Shares

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND...........                   Retail A Shares

                                                                        Retail B Shares

                                                                        Trust Shares

                                                                        Total

                                                                                                 NUMBER OF SHARES
                                                                                                  OUTSTANDING AND
FUND                                                                       CLASS                 ENTITLED TO VOTE
----                                                                       -----                 ----------------
GALAXY QUALITY PLUS BOND FUND........................                   Retail A Shares

                                                                        Retail B Shares

                                                                        Prime A Shares

                                                                        Prime B Shares

                                                                        Trust Shares

                                                                        Total

GALAXY CORPORATE BOND FUND...........................                   Trust Shares



OWNERSHIP OF SHARES

      As of August 2, 2002, Galaxy believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of each Galaxy Fund and of Galaxy as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Galaxy Fund:

                                                                               NUMBER OF     PERCENTAGE OF
                                                                              OUTSTANDING     OUTSTANDING
                                                      NAME AND ADDRESS OF      SHARES OF       SHARES OF       PERCENTAGE OF
FUND AND CLASS                                            SHAREHOLDER         CLASS OWNED     CLASS OWNED        FUND OWNED
--------------                                            -----------         -----------     -----------        ----------
GALAXY EQUITY VALUE FUND
    Retail A.................
    Retail B.................
    Trust....................
GALAXY EQUITY GROWTH FUND
    Retail A.................
    Retail B.................
    Prime A..................
    Prime B..................
    Trust....................
GALAXY SMALL CAP VALUE FUND
    Retail A.................
    Retail B.................
    Prime A .................
    Prime B..................
    Trust....................
GALAXY SMALL COMPANY EQUITY FUND
    Retail A.................
    Retail B.................
    Trust....................

                                                                               NUMBER OF     PERCENTAGE OF
                                                                              OUTSTANDING     OUTSTANDING
                                                      NAME AND ADDRESS OF      SHARES OF       SHARES OF       PERCENTAGE OF
FUND AND CLASS                                            SHAREHOLDER         CLASS OWNED     CLASS OWNED        FUND OWNED
--------------                                            -----------         -----------     -----------        ----------
GALAXY INTERNATIONAL EQUITY FUND
    Retail A.................
    Retail B.................
    Prime A..................
    Prime B..................
    Trust....................
GALAXY NEW JERSEY MUNICIPAL BOND FUND
    Retail A.................
    Retail B.................
    Trust....................
GALAXY NEW YORK MUNICIPAL BOND FUND
    Retail A.................
    Retail B.................
    Trust....................
GALAXY RHODE ISLAND MUNICIPAL BOND FUND
    Retail A.................
    Retail B.................
    Trust....................
GALAXY FLORIDA MUNICIPAL BOND FUND
    Trust....................
GALAXY PENNSYLVANIA MUNICIPAL BOND FUND
    Trust....................
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
    Retail A.................
    Retail B.................
    Trust....................
GALAXY QUALITY PLUS BOND FUND
    Retail A.................
    Retail B.................
    Prime A..................
    Prime B..................
    Trust....................
GALAXY CORPORATE BOND FUND
    Trust....................

The percentage of the Galaxy Fund and their respective share classes that would be owned by the shareholders named above is expected to remain the same since the Corresponding Liberty Funds will not commence operations until the date of the Acquisition.

                                                                      APPENDIX D

INFORMATION APPLICABLE TO CLASS Z, CLASS T, CLASS G, CLASS A AND CLASS B SHARES OF THE LIBERTY FUNDS AND TRUST, RETAIL A, RETAIL B, PRIME A AND PRIME B SHARES OF THE GALAXY FUNDS

      In the following discussions, the Galaxy Funds and Liberty Funds are classified into the following groups:

      "Galaxy Equity Funds" means, collectively, the Equity Value Fund, Equity Growth Fund, Small Cap Value Fund, Small Company Equity Fund and International Equity Fund of The Galaxy Fund.

      "Liberty Equity Funds" means, collectively, the Corresponding Liberty Funds of the Galaxy Equity Funds.

      "Galaxy Tax-Exempt Bond Funds" means, collectively, the New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund of The Galaxy Fund.

      "Liberty Tax-Exempt Bond Funds" means, collectively, the Corresponding Liberty Funds of the Galaxy Tax-Exempt Bond Funds.

      "Galaxy Taxable Bond Funds" means, collectively, the Intermediate Government Income Fund, Quality Plus Bond Fund and Corporate Bond Fund of The Galaxy Fund.

      "Liberty Taxable Bond Funds" means, collectively, the Corresponding Liberty Funds of the Galaxy Taxable Bond Funds.

      SALES CHARGES, SALES CHARGES REDUCTION AND EXEMPTIONS OF THE LIBERTY FUNDS AND THE GALAXY FUNDS. This section compares the sales charges, reduction of sales charges and sales charges exemptions of the Liberty Funds and the Galaxy Funds.

      CLASS Z SHARES AND TRUST SHARES. Class Z shares of the Liberty Funds and Trust Shares of the Galaxy Funds are offered at net asset value with no front-end or contingent deferred sales charges.

      CLASS T SHARES AND RETAIL A SHARES. Purchases of Class T shares of the Liberty Funds and Retail A Shares of the Galaxy Funds are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment and the current value of your account. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class T shares. Class T shares of the Liberty Funds and Retail A Shares of the Galaxy Funds are subject to the same sales charge schedule, except that for shares purchased without a sales charge, the contingent deferred sales charge of 1% applied for redemptions within one year of the purchase for Retail A Shares compared to 18 months for Class T shares.

      CLASS A SHARES AND PRIME A SHARES. Purchases of Class A shares of the Liberty Funds are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below. Similarly, purchases of Prime A Shares of the Galaxy Funds are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment. Sales charges are reduced as the amount invested increases, provided the amount reaches certain specified levels as shown in the tables below. A portion of the sales charge may be reallowed to broker-dealers.

CLASS A SHARES/LIBERTY EQUITY FUNDS:

                                                                                        % OF OFFERING PRICE
                                        AS A % OF THE PUBLIC       AS A % OF YOUR      RETAINED BY FINANCIAL
AMOUNT OF PURCHASE                         OFFERING PRICE            INVESTMENT             ADVISOR FIRM
------------------                         --------------            ----------             ------------
Less than $50,000                               5.75                    6.10                    5.00
$50,000 to less than $100,000                   4.50                    4.71                    3.75
$100,000 to less than $250,000                  3.50                    3.63                    2.75
$250,000 to less than $500,000                  2.50                    2.56                    2.00
$500,000 to less than $1,000,000                2.00                    2.04                    1.75
$1,000,000 or more                              0.00                    0.00                    0.00

CLASS A SHARES/LIBERTY TAXABLE BOND FUNDS AND LIBERTY TAX-EXEMPT BOND FUNDS:

                                                                                        % OF OFFERING PRICE
                                        AS A % OF THE PUBLIC       AS A % OF YOUR      RETAINED BY FINANCIAL
AMOUNT OF PURCHASE                         OFFERING PRICE            INVESTMENT             ADVISOR FIRM
------------------                         --------------            ----------             ------------
Less than $50,000                               4.75                    4.99                    4.25
$50,000 to less than $100,000                   4.50                    4.71                    4.00
$100,000 to less than $250,000                  3.50                    3.63                    3.00
$250,000 to less than $500,000                  2.50                    2.56                    2.00
$500,000 to less than $1,000,000                2.00                    2.04                    1.75
$1,000,000 or more                              0.00                    0.00                    0.00

      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

      For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the Liberty Funds' distributor as follows:

PURCHASES OVER $1 MILLION:

AMOUNT PURCHASED                                                  COMMISSION %
----------------                                                  ------------
First $3 million                                                      1.00
$3 million to less than $5 million                                    0.80
$5 million to less than $25 million                                   0.50
$25 million or more                                                   0.25

      The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

      For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the Liberty Funds' distributor on all purchases of less than $3 million.

PRIME A SHARES/GALAXY EQUITY GROWTH, SMALL CAP VALUE AND INTERNATIONAL EQUITY FUNDS ONLY:

                                             SALES CHARGE AS A          SALES CHARGE AS A         REALLOWANCE TO DEALERS
                                               PERCENTAGE OF              PERCENTAGE OF          AS A % OF OFFERING PRICE
AMOUNT OF PURCHASE                            OFFERING PRICE             PURCHASE AMOUNT                 PER SHARE
------------------                            --------------             ---------------                 ---------
Less than $50,000                                  5.50%                      5.82%                        5.00%
$50,000 but less than $100,000                     4.50%                      4.71%                        4.00%
$100,000 but less than $250,000                    3.50%                      3.63%                        3.00%
$250,000 but less than $500,000                    2.50%                      2.56%                        2.00%
$500,000 but less than $1,000,000                  2.00%                      2.04%                        1.75%
$1,000,000 and over                                0.00%                      0.00%                        0.00%

PRIME A SHARES/GALAXY QUALITY PLUS BOND FUND ONLY:

                                             SALES CHARGE AS A           SALES CHARGE AS A         REALLOWANCE TO DEALERS
                                               PERCENTAGE OF               PERCENTAGE OF          AS A % OF OFFERING PRICE
AMOUNT OF PURCHASE                            OFFERING PRICE              PURCHASE AMOUNT                 PER SHARE
------------------                            --------------              ---------------                 ---------
Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but less than $100,000                     4.50%                       4.71%                        4.00%
$100,000 but less than $250,000                    3.50%                       3.63%                        3.00%
$250,000 but less than $500,000                    2.50%                       2.56%                        2.00%
$500,000 but less than $1,000,000                  2.00%                       2.04%                        1.75%
$1,000,000 and over                                0.00%                       0.00%                        0.00%

      There is no front-end sales charge on purchases of Prime A Shares of $1,000,000 or more; however, a CDSC of the lesser of 1% of the offering price of 1% of the net asset value of the shareholder's shares is assessed to Galaxy Fund shareholders who sell their Prime A Shares within one year of purchase unless the redemption is the result of the shareholder's death or disability.

      The reduced sales charges on Class T shares and Class A shares of the Liberty Funds and Retail A Shares and Prime A Shares of the Galaxy Funds described above are available through rights of accumulation, statements/letters of intent and reinstatement/reinvestment privileges. The terms and conditions of these reduced sales charge options are the same for Class T shares and Class A shares of the Liberty Funds and Retail A Shares and Prime A Shares of the Galaxy Funds, except that for Class T shares, reinvestment must be made in Class A shares. Class A shares may also be purchase with reduced sales charges for certain sponsored arrangements.

      In addition, the sales charge on purchases of Class T shares and Class A shares of the Liberty Funds and Retail A Shares and Prime A Shares of the Galaxy Funds is waived for certain categories of investors or transactions. The sales charges on Class T shares are waived for (i) any Galaxy shareholder who purchased Retail A Shares without a sales charge and continues to hold the shares; (ii) any Galaxy shareholder prior to December 1, 1995; and (iii) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy. The sales charges on Retail A Shares are waived for: (i) any shareholder buying shares with money from another Galaxy Fund on which the shareholder has already paid a sales charge (within 90 days of redemption); (ii) an investment professional who places trades for clients and charges a fee; (iii) an investor who buys shares through an all-inclusive fee program (wrap programs) offered by a financial institution; (iv) any Galaxy shareholder prior to December 1, 1995; and (v) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy. The sales charge waivers for Class A shares of the Liberty Funds and Prime A Shares of the Galaxy Funds, all of which are set forth below, are different in certain respects.

                                 CLASS A SHARES

(1) Exchanged by clients of affiliates of the Liberty Funds' distributor who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases;

(2) Sold to registered representatives and employees of financial services firms (and their affiliates) that are parties to dealer agreements or other sales arrangements with the Liberty Funds' distributor and members of their families and their beneficial accounts;

(3) Eligible to purchase Class Z Shares of any fund distributed by Liberty Funds Distributor, Inc.

(4)   Purchased by reinvesting your dividends and distributions.



                                 PRIME A SHARES

(1) Sold to an investment professional who places trades for clients and charges them a fee;

(2) Sold to directors, officers and employees of broker-dealers having agreements with Galaxy's distributor;

(3) Sold to officers, directors, employees and retirees of (i) FleetBoston Financial Corporation and any of its affiliates and members of their immediate families and (ii) Galaxy's administrator and members of their immediate families;

(4) Sold to present or retired trustees of Galaxy and members of their immediate families;

(5)   Sold to an investor who was a Galaxy shareholder before December 1, 1995;
      or

(6)   Purchased by reinvesting your dividends and distributions.

      CLASS G SHARES AND RETAIL B SHARES. The offering price for Class G shares of the Liberty Funds and Retail B Shares of the Galaxy Funds is net asset value. Class G shares and Retail B Shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC. The CDSC gradually declines each year and eventually disappears over time. The Liberty Funds' or the Galaxy Funds' distributor pays your financial advisor firm an up-front commission on sales of Class G shares or Retail B Shares, as applicable. Class G shares of the Liberty Funds issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds purchased prior to January 1, 2001 will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased prior to January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty Funds issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds purchased on or after January 1, 2001 and Class G shares of the Liberty Funds issued after the Acquisitions will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased on or after January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty Funds issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds issued in connection with the reorganization of The Pillar Funds into Galaxy ("Pillar Reorganization") will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares issued in the Pillar Reorganization, except that Class G shares will convert to Class T shares.

      CLASS B SHARES AND PRIME B SHARES. The offering price for Class B shares of the Liberty Funds and Prime B Shares of the Galaxy Funds is the net asset value. Class B shares and Prime B Shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The Liberty Funds' or the Galaxy Funds' distributor pays your financial advisor firm an up-front commission on sales of Class B shares or Prime B Shares, as applicable, as described in the charts below.

LIBERTY FUNDS:
PURCHASES OF LESS THAN $250,000:

                                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                                    SHARES ARE SOLD
-----------------------------                                                    ---------------
Through first year                                                                     5.00
Through second year                                                                    4.00
Through third year                                                                     3.00
Through fourth year                                                                    3.00
Through fifth year                                                                     2.00
Through sixth year                                                                     1.00
Longer than six years                                                                  0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.

      You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisory firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisory firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, rights of accumulation apply, so that if the combined value of the accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
-----------------------------                             ---------------
Through first year                                             3.00
Through second year                                            2.00
Through third year                                             1.00
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
-----------------------------                             ---------------
Through first year                                             3.00
Through second year                                            2.00
Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

      If you exchange into a fund participating in the Class B shares share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

GALAXY FUNDS:

IF YOU SELL YOUR SHARES                                              YOU'LL PAY A CDSC OF
-----------------------                                              --------------------
During the first year                                                        5.00%
During the second year                                                       4.00%
During the third year                                                        3.00%
During the fourth year                                                       3.00%
During the fifth year                                                        2.00%
During the sixth year                                                        1.00%
After the sixth year                                                         None

The CDSCs for Class G shares and Class B shares of the Liberty Funds and Retail B Shares and Prime B Shares of the Galaxy Funds may be waived for certain reasons. The CDSC waivers with respect to Class G shares of the Liberty Funds and Retail B Shares of the Galaxy Funds are substantially the same. The CDSC waivers for Class B shares of the Liberty Funds and Prime B Shares of the Galaxy Funds, all of which are set forth below, are different in certain respects.

                                 CLASS B SHARES

(1) Within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gift to Minors Act, Uniform Transfers to Minors Act, or other custodial account;

(2) To make certain required distributions from qualified retirement plans following normal retirement;

(3) Within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled where the disability arises after the purchase of shares and the shareholder is under 65 when the initial determination of disability is made;

(4) Upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee's death;

(5) To make redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the applicable portion of any commission paid is returned; or

(6) Through the systematic withdrawal plan up to 12% of the account's value annually.

                                 PRIME B SHARES

(1)   Because of death or disability;

(2) To make redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Code;

(3) To make redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age;

(4) To effect redemptions pursuant to a Galaxy Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum required account size;

(5) To make redemptions in connection with the combination of a Galaxy Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction;

(6) To make redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

(7) To make any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of a Galaxy Fund or any other portfolio advised by FIA before December 1, 1995; or

(8) Through the Systematic Withdrawal Plan up to 12% of the account's value annually.

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                            GALAXY EQUITY VALUE FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Equity Value Fund by the
         Liberty Equity Value Fund. (Item 1
         of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                            GALAXY EQUITY GROWTH FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Equity Growth Fund by the
         Liberty Equity Growth Fund. (Item 1
         of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                           GALAXY SMALL CAP VALUE FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Small Cap Value Fund by the
         Liberty Small Cap Value Fund. (Item
         1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                      DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                        GALAXY SMALL COMPANY EQUITY FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Small Company Equity Fund by
         the Liberty Small Company Equity
         Fund. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                        GALAXY INTERNATIONAL EQUITY FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy International Equity Fund by
         the Liberty International Equity
         Fund. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                      GALAXY NEW JERSEY MUNICIPAL BOND FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy New Jersey Municipal Bond
         Fund by the Liberty New Jersey
         Municipal Bond Fund. (Item 1 of the
         Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                       GALAXY NEW YORK MUNICIPAL BOND FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy New York Municipal Bond Fund
         by the Liberty New York Municipal
         Bond Fund. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                     GALAXY RHODE ISLAND MUNICIPAL BOND FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Rhode Island Municipal Bond
         Fund by the Liberty Rhode Island
         Municipal Bond Fund. (Item 1 of the
         Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                       GALAXY FLORIDA MUNICIPAL BOND FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Florida Municipal Bond Fund
         by the Liberty Florida Municipal
         Bond Fund. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                     GALAXY PENNSYLVANIA MUNICIPAL BOND FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Pennsylvania Municipal Bond
         Fund by the Liberty Pennsylvania
         Municipal Bond Fund. (Item 1 of the
         Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy Intermediate Government
         Income Fund by the Liberty
         Intermediate Government Income
         Fund. (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                          GALAXY QUALITY PLUS BOND FUND
                    (FORMERLY, GALAXY HIGH QUALITY BOND FUND)




Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN

1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]       [ ]        [ ]
         Galaxy High Quality Bond Fund by
         the Liberty High Quality Bond Fund.
         (Item 1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

                               [GALAXY LOGO HERE]

                              PLEASE VOTE PROMPTLY

                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, and Vincent P. Pietropaolo proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts, on Friday, October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgement on any other business that may properly come before this meeting. The Proxies will cast votes according to the number of shares of your Galaxy Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the attached card, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST __, 2002.


AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

GALAXY LOGO




                           GALAXY CORPORATE BOND FUND





Please be sure to sign and date this proxy.       Date___________________

___________________________________________       ______________________________
Shareholder sign here                             Co-owner sign here


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR PROPOSAL 1 LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                   FOR     AGAINST    ABSTAIN
1.       Proposal to approve the Agreement
         and Plan of Reorganization with
         respect to the acquisition of the         [ ]        [ ]        [ ]
         Galaxy Corporate Bond Fund by the
         Liberty Corporate Bond Fund. (Item
         1 of the Notice)

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT           [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

DETACH CARD                                                     DETACH CARD

                       VOTE YOUR PROXY -- ELECTRONICALLY!

The enclosed proxy statement provides details on important issues affecting your Fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies over the Internet or by telephone. Both ways are easy and confidential!

A REMINDER -- if you vote by Internet or telephone, you should NOT mail your proxy card.

INTERNET VOTING:

         -        Read the proxy statement.

         -        With your proxy card available, go to www.galaxyfunds.com.

         - Log on to the shareholder site. Click on the proxy link and follow the instructions provided.

TELEPHONE VOTING:

         -        Read the proxy statement.

         - With your proxy card available, call [1-877-779-8683] (toll free).

         - When prompted, enter the voter control number located in the upper left corner of your proxy card.

         -        Follow the instructions provided.

Internet and telephone voting are available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda and the execution of proxies, call one of our representatives at [1-866-274-6822] (toll free) from 9:00 am to 11:00 pm (Eastern time) Monday through Friday, and Saturdays from 12:00 pm to 6:00 pm (Eastern time).

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